SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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SM&A

(Name of Registrant as Specified In Its Charter)

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Notice of Annual Meeting of Shareholders

          NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of SM&A a California corporation (hereinafter, the “Company”), will be held on Tuesday, June 6, 2006 at 10:00 AM local time, at the Company’s Corporate Headquarters at 4695 MacArthur Court, 9th Floor, Newport Beach, California 92660, for the following purposes, as more fully described in the accompanying Proxy Statement:
     Item 1. Election of eight (8) Directors to serve until the next Annual Meeting of Shareholders.
     Item 2. Amendment to the Amended and Restated Employee Stock Purchase Plan.
     Item 3. Approval of the Reincorporation from California to Delaware.
     Item 4. Ratification of Independent Auditors.
     Item 5. Shareholder Proposals.
     Item 6. Other business as may properly come before the meeting.
          The Board of Directors has fixed the close of business on April 7, 2006 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.
          You may vote your shares by means of a proxy form using one of the following methods:
▶	Vote by Internet

▶	Vote by Telephone

▶	Vote by Mail
          Accompanying this Notice are a Proxy Statement and Proxy.

By Order of the Board of Directors,

/s/ Steve D. Handy

Steve D. Handy, Corporate Secretary
Newport Beach, California

May 1, 2006

Proxy Statement

in connection with the
Annual Meeting of Shareholders
on
June 6, 2006

i

ii

INTRODUCTION
          This Proxy Statement is furnished to the shareholders of SM&A, a California corporation (the “Company”), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company. The proxies solicited hereby will be presented at the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held at 10:00 AM local time on Tuesday, June 6, 2006, at the Company’s Corporate Headquarters, 4695 MacArthur Court, 9th Floor, Newport Beach, California 92660. This Proxy Statement, the accompanying form of proxy, and the Company’s Annual Report for fiscal year ending December 31, 2005, are being furnished to shareholders beginning on or about May 1, 2006.
Shareholders Entitled to Vote
          Only holders of record of the Company’s Common Stock (the “Common Stock”) at the close of business on April 7, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments and postponements thereof. As of the Record Date, a total of 19,606,259 shares of the Company’s Common Stock were issued and outstanding. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required for a quorum with respect to the matters on which action is to be taken at the meeting. Each such shareholder is entitled to one (1) vote for each share of Common Stock registered in their name and may vote such shares either in person or by proxy.
Voting of Proxies
          Your vote is important. A form of proxy is enclosed for your use. Whether or not you expect to attend in person, we urge you to vote your shares via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. Promptly voting your shares will save the Company the expense and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed if you wish to vote your shares by mail. Please be aware that, if you vote over the Internet or by telephone, you may incur costs such as telecommunication and Internet access charges for which you will be responsible.
          Unless otherwise directed, all proxies will be voted FOR the election of each of the individuals nominated to serve as a director, FOR approval of the amendment of the Company’s Amended and Restated Employee Stock Purchase Plan, FOR approval of the Reincorporation from California to Delaware; and FOR the ratification of the appointment of Ernst & Young LLP as the Company’s Independent Auditors. The votes of shareholders present in person or represented by proxy at the Annual Meeting will be tabulated by an inspector of elections appointed by the Company. The nominees for directors of the Company who receive the greatest number of votes cast by shareholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be elected directors of the Company. The other proposals will be approved if the affirmative votes exceed the votes cast against. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares. Any shares not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect on the outcome of the voting.

Revocation of Proxy
          A proxy given may be revoked at any time before it is exercised by filing with the Corporate Secretary of the Company an instrument revoking such proxy or by the filing of a duly executed proxy bearing a later date. Any shareholder present at the Annual Meeting who has given a proxy may withdraw it and vote his or her shares in person if such shareholder so desires.
Voting at the Annual Meeting
          The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a legal proxy or letter from the holder of record confirming your ownership of shares in order to be able to vote in person at the Annual Meeting.

MATTERS TO BE VOTED ON
ITEM 1. ELECTION OF DIRECTORS
          Eight directors will be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders in 2007, or until their successors are elected and qualified.
          If for any reason a nominee should, prior to the Annual Meeting, become unavailable to serve as a director due to an event not now anticipated, the proxies will be voted for such substitute nominee, if any, as may be recommended by the Board of Directors. In no event, however, will the proxies be voted for a greater number of persons than the number of nominees named.
          Proxies, if not revoked, will be voted in favor of the Board’s nominees for the Board of Directors at the Annual Meeting, unless the shareholder specifies otherwise.
          The names of the director nominees, their ages as of the date of the Annual Meeting, the year each first became a director, their principal occupations during at least the past five years, other directorships held by each as of the date hereof, and certain other biographical information are set forth on the following pages.

Director Nominees
          The following are brief biographies of each director nominee for election to the Company’s Board of Directors.
WILLIAM C. BOWES
Age 64
Director Since April 2004
          Mr. Bowes currently serves as the Company’s Lead Director and Chairman of the Governance & Nominating Committee. Mr. Bowes is also a member of the Compensation Committee. Mr. Bowes is a retired Vice Admiral and an experienced industry executive. As Vice Admiral, he served as Commander of the Naval Air Systems Command, Principal Deputy Assistant Secretary of the Navy for Research, Development and Acquisition (RDA), and Acting Assistant Secretary of the Navy for RDA. In 1996, following his retirement from active duty, Mr. Bowes joined Hughes Electronics as corporate vice president and deputy general manager of Hughes Aircraft Company’s Sensors and Communications Systems Segment. Shortly after Raytheon acquired Hughes, he joined Litton Industries where he held positions as vice president for Corporate Strategic Planning and vice president of Programs Management at Litton’s Integrated Systems Division. After Northrop Grumman acquired Litton, Mr. Bowes was assigned to lead one of three business units in the newly created Navigation Systems Division of Northrop. Mr. Bowes holds a Bachelors degree in Chemical Engineering from the University of Idaho and a Masters degree in Systems Acquisition Management from the Naval Postgraduate School. He has completed financial management, corporate planning and director courses at Harvard, Wharton, the University of Chicago, and at the University of California, Los Angeles. Mr. Bowes is a certified director from the UCLA Anderson School of Business. Mr. Bowes currently serves on the board of visitors for the Software Engineering Institute at Carnegie Mellon University, and is a Fellow for the Society of Experimental Test Pilots.
DWIGHT L. HANGER
Age 63
Director Since April 2005
          Mr. Hanger currently serves on the Company’s Audit Committee. From 2000 to 2004 Mr. Hanger held the position of Vice President for Capgemini Ernst & Young, a provider of consulting, technology and outsourcing services. From 1974 to 2000, he served as senior manager and partner in management consulting with Ernst & Young LLC and Ernst & Whinney. During his tenure, he managed various business areas, geographies (Los Angeles area, western region, and national), and significant global clients. Mr. Hanger currently serves Biola University in a non-profit capacity as Vice Chairman of the Board, a member of the Trustees Affairs Committee, and a member of the Finance and Audit Committee. He is a member of the AICPA (American Institute of Certified Public Accountants), the IMA (Institute of Management Accountants), and the APICS (American Production and Inventory Control Society). Mr. Hanger was licensed through the states of California and Ohio as a Certified Public Accountant. Mr. Hanger holds a Bachelors degree in Electrical Engineering and an MBA degree in General Management from the University of California, Los Angeles.

J. CHRISTOPHER LEWIS
Age 50
Director Since September 1996
          Mr. Lewis currently serves on the Company’s Compensation Committee and Governance & Nominating Committee. Mr. Lewis has been a general partner of Riordan, Lewis & Haden, equity investors in California-based enterprises since 1981. Mr. Lewis has been involved in all aspects of private equity investing, including growth financings, acquisitions, and corporate advisory activities. Mr. Lewis also serves as a director of Tetra Tech, Inc., a publicly held company, and several private companies. Mr. Lewis graduated cum laude from the University of Southern California, where he earned a Bachelor of Science in Business Administration and Finance and subsequently received a Masters of Business Administration.
STEVEN S. MYERS
Age 59
Director Since September 1982
          Mr. Myers has served as the Company’s Chief Executive Officer and Chairman of the Board for most of the Company’s existence. Mr. Myers has managed some of the largest proposals created by the aerospace industry, supporting the nation’s most crucial space and defense programs. Prior to forming the Company, Mr. Myers was Vice President of Marketing for Loral Data Systems and held several other key management and technical positions within the aerospace and defense industry with Ball Aerospace Systems Division, Fairchild Space and Electronics Company, and Watkins-Johnson Company. Mr. Myers also serves as Chairman of SummitJets, Inc., an aircraft leasing company. Mr. Myers has spearheaded a number of innovations in business aviation and is an accomplished aviator with seven jet type ratings. At the invitation of the Russian Foreign Minister, Mr. Myers became the first American to fly a non-military aircraft across the Bering Straits, through Siberia and down the Kamchatka Peninsula. As a result of this historic trip, Mr. Myers formed one of the first post-Cold War Russian-American joint ventures. Its purpose was to convert the military air base at Petropavlovsk into a refueling base for international cargo and passenger carriers. Mr. Myers currently serves on the Advisory Board of QuantumSphere, Inc. a manufacturer of metallic nanopowders for markets demanding advanced material applications. Mr. Myers holds a Bachelor of Science degree in Mathematics from Stanford University in California.

JOSEPH B. REAGAN
Age 71
Director Since July 2004
          Dr. Reagan currently serves as Chairman of the Company’s Compensation Committee and is a member of the Audit Committee. Dr. Reagan is a technology and senior management consultant to industry and the United States Government. He retired in 1996 after 37 years with the Lockheed Martin Corporation where he was a corporate officer and vice president and general manager in the Missiles and Space Company. Dr. Reagan has been a director of Southwall Technologies Inc., an OTC public company, between October 1987 and May 1992 and from June 1993 to May 2006, where he served as Chairman of the Compensation Committee and as a member of the Audit Committee. From December 1998 to December 2004, Dr. Reagan was a director of the Naval Studies Board, an element of the National Research Council, where he served as Vice Chairman. From May 1992 until May 2004 he was a director of the Tech Museum of Innovation in San Jose. He was elected to the National Academy of Engineering in 1998 and currently is the Chairman of the Aerospace Section. Dr. Reagan is a graduate of the Pennsylvania State University Executive Management Program, the Management Institute, Advanced Institute, Executive Institute and Senior Management Institute of Lockheed. Dr. Reagan holds a Bachelor of Science in Physics from Boston College, a Master of Science in Physics from Boston College, and a PhD in Space Science from Stanford University.
ROBERT RODIN
Age 52
Director Since January 2005
          Mr. Rodin currently serves on the Company’s Governance & Nominating Committee. He holds the office of Chairman and CEO of RDN Group, a management consulting firm. From 1999 through October 2002, Mr. Rodin served as Chairman and CEO of eConnections, a provider of extended supply chain intelligence solutions. From 1991 through 1999, Mr. Rodin served as Chief Executive Officer and President of Marshall Industries. He remained in this position until the Company was acquired by Avnet, Inc. in 1999. Mr. Rodin then became President of Global Supply Chain Management and Electronic Commerce Solutions for Avnet, Inc., and served on the Advisory Board of the Company. Mr. Rodin also serves on the Board of Napster, Inc., where he serves as the Chairman of the Compensation Committee and a member of the Audit Committee. Additionally, he serves as Vice Chair and Executive Director of CommerceNet. Mr. Rodin holds a Bachelor of Arts in Psychology from the University of Connecticut.

JOHN P. STENBIT
Age 66
Director Since April 2004
          Mr. Stenbit currently serves on the Company’s Audit Committee and Governance & Nominating Committee. Mr. Stenbit has had distinguished careers in both the private and public sectors, including participation as a member of Secretary Rumsfeld’s staff in conjunction with the transformation of the entire Department of Defense during both of his terms of service. In his most recent position, Mr. Stenbit served as the Assistant Secretary of Defense Networks and Information Integration (NII), previously known as Command, Control, Communications, and Intelligence (C3I), at the Pentagon. He has served in several high profile positions for TRW, Inc., most recently in Fairfax, Virginia, where he was responsible for providing systems integration solutions to the government as an executive vice president and member of the Management Committee of TRW. Mr. Stenbit has chaired advisory committees for the Director of the Central Intelligence Agency and the Administrator of the Federal Aviation Administration, as well as serving as a member of advisory committees on information security, strategic systems, telecommunications, submarines, and future warfare defense communications. Mr. Stenbit also serves in the following capacities: (i) as a member of SI International’s board committees for compensation and corporate governance; (ii) as chairman of the governance & nominating committee, and member of the compensation committee and the audit committee of Cogent, Inc. (iii) on the compensation and the governance and nominating committee of Viasat; (iv) on technical/scientific boards advising the Secretary of Defense, Commander Strategic Command, the Director National Security Agency, and the Director National Reconnaissance Office. He is also a Trustee of the MITRE Corporation. Mr. Stenbit holds a Bachelors degree in Engineering and Masters degree in Electrical Engineering from the California Institute of Technology in Pasadena, California, and attended the Technische Hogeschool in The Netherlands. Mr. Stenbit was a Fulbright Fellow, an Aerospace Corporation Fellow, and a member of the National Academy of Engineering. He is presently a member of Tau Beta Pi, and a recipient of Secretary of Defense Medals for both Distinguished and Outstanding Public Service.
ROBERT J. UNTRACHT
Age 57
Director Since April 2002
          Mr. Untracht currently serves as Chairman the Company’s Audit Committee and is a member of the Governance & Nominating Committee. Mr. Untracht is a private investor and formerly served as Associate Professor of Accounting at the New York Institute of Technology in Old Westbury, New York. Earlier in his career, he taught accounting classes at the University of California, Los Angeles. Mr. Untracht held positions with Ernst & Young LLP from 1981 through 1998 ranging from Manager to Audit Partner and National Director of Retail and Consumer Product Industry Services. From 1974 to 1981, while at Deloitte & Touche LLP, Mr. Untracht was responsible for conducting audits of aerospace, defense and manufacturing industry clients. Mr. Untracht holds a Bachelors degree in Computer Technology from the New York Institute of Technology, an MBA degree with a concentration in Finance and Accounting from the State University of New York, and a Juris Doctorate degree from Southwestern University School of Law. Mr. Untracht has been a CPA and was admitted to the State Bar of California.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
VOTE “FOR”
THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS.

ITEM 2. APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
          The Company adopted an employee stock purchase plan effective March 1, 1999 and has been subsequently amended several times. The amended and restated employee stock purchase plan (the “ESPP”) was adopted by the Board to (i) give eligible employees of the Company and its subsidiaries the opportunity to purchase stock in the Company at a five percent (5%) discount from the fair market value price, and to (ii) attract and retain employees. The ESPP permits participants to purchase shares of the Company’s Common Stock directly from the Company by authorizing payroll withholdings over a predetermined period (each, an “Offering Period”), and purchase such shares at the end of each Offering Period with the payroll amounts withheld. Such purchase rights are granted solely to eligible employees of the Company and its subsidiaries. The ESPP is intended to be an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code of 1986, as amended.
          On February 15, 2006, the Board of Directors approved an amendment to the ESPP, which is subject to shareholder approval. The amendment adds an additional 100,000 shares to the ESPP reserve account, thereby increasing the number of shares of Common Stock that may be issued under the ESPP from 1,400,000 to 1,500,000. This amendment to the ESPP is being proposed to allow future purchases of Company Stock by employees. As of April 7, 2006, there were 128,175 shares available for purchase under the ESPP.
          No other amendment to the ESPP is proposed requiring shareholder approval. The ESPP, as proposed for amendment, is included as Appendix “A” to this Proxy Statement.
          The approval of a majority of the shares of Common Stock is required to approve the proposed amendment to the ESPP.
          Proxies, if not revoked, will be voted in favor of the approval of the amendment of the ESPP at the Annual Meeting unless the shareholder specifies otherwise.
THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS
VOTE “FOR” APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN.

ITEM 3. APPROVAL OF THE REINCORPORATION FROM CALIFORNIA TO DELAWARE
          For the reasons set forth below, the Board of Directors (the “Board”) believes that the best interests of SM&A (“SM&A” or the “Company”) and its shareholders will be served by changing the state of incorporation of SM&A from California to Delaware (the “Reincorporation Proposal”). In proposing the reincorporation, the Board has purposefully drafted the proposed Certificate of Incorporation and Bylaws so that they retain certain features of the existing Articles of Incorporation and Bylaws of SM&A. Attention has also been given to the inclusion of provisions commonly maintained by companies incorporated in Delaware and friendly to shareholders in order to maximize management efficiency, maximize value for SM&A and to preserve shareholder rights.
          Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related appendices, before voting on the Reincorporation Proposal. Throughout this Proxy Statement, the term “SM&A California” refers to the existing California corporation and the term “SM&A Delaware” refers to a newly-created, wholly–owned Delaware subsidiary of SM&A California and the proposed successor to SM&A California. The principal executive offices of both SM&A California and SM&A Delaware are located at 4695 MacArthur Court, 8th Floor, Newport Beach, California 92660.
          Approval of the Reincorporation Proposal by the Company’s shareholders will implicitly constitute such shareholders’ approval of each of the following: (i) the Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which SM&A California will be merged with and into SM&A Delaware; (ii) the Certificate of Incorporation of SM&A Delaware; (iii) the Bylaws of SM&A Delaware; and (iv) the form of Indemnification Agreement of SM&A Delaware, each in form and substance as attached hereto as Appendices B, C, D and E, respectively.
Principal Reasons for Reincorporation
          As the Board and management of SM&A considers its future, the importance of their ability to look to well-established principles of corporate governance and legal decisions is highlighted. Further, the responsiveness of the Delaware courts and legislature to the evolving legal and business requirements of corporations incorporated in the state make it a favorable environment for the conduct of SM&A’s business. SM&A believes that any direct benefit that Delaware law provides to a corporation indirectly benefits the shareholders, who are the owners of the corporation. The Board and management believe that there are several reasons why a reincorporation to Delaware is in the best interests of SM&A which are summarized briefly as follows:
•	greater predictability, flexibility and responsiveness of Delaware law to corporate needs;

•	enhanced ability to protect shareholder interests in the event of a takeover attempt;

•	increased ability of Delaware corporations to attract and retain qualified independent directors; and

•	more certainty regarding indemnification and limitation of liability for directors.

Predictability, Flexibility and Repsonsiveness of Delaware Law
          SM&A’s decision to reincorporate in the state of Delaware is due in large part to Delaware’s reputation for the comprehensiveness and flexibility of its corporate laws and its tradition of promoting progressive principles of corporate governance. SM&A carefully compared the corporate laws of Delaware and California and observed favorably that Delaware offers laws that are responsive to the ever-changing legal and business needs of corporations. Furthermore, SM&A’s Board believes that Delaware’s corporate legal regime provides greater protection to shareholders and their interests in the event of an unsolicited takeover attempt. SM&A is currently unaware of any hostile attempts to acquire control of the Company, to obtain representation on the Company’s Board or of any actions by any person or entity to materially, and potentially adversely, impact the governance of the Company or its business.
          The following benefits of Delaware’s corporate legal framework were carefully considered by management in deciding to propose reincorporating in Delaware:
• the Delaware General Corporation Law (the “DGCL”), which is generally acknowledged to be the most advanced and flexible corporate statute in the country;
• the Delaware General Assembly, which annually considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;
• the Delaware Court of Chancery, which handles complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by any other court in the country, and the highly regarded Delaware Supreme Court;
• the well–established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater predictability than most, if not all, other jurisdictions provide; and
• the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware.
Enhanced Ability to Attract and Retain Directors
          The current emphasis on issues of corporate governance brought about by the requirements of the Sarbanes-Oxley Act of 2002, SEC rules and recent market regulation reforms, among other things, has increased the overall demand for highly qualified independent directors. The Board and the management believe that the resulting corporate environment has engendered increased competition for qualified and experienced independent directors. The Board and management further believe that this increased competitiveness coupled with the increased scrutiny of director actions and the perception of increased liability of independent directors has served to decrease the number of qualified persons willing to serve as independent directors and to cause qualified directors to opt to serve on fewer boards.
          SM&A has not, to date, experienced notable difficulty in attracting and retaining experienced, qualified directors. The Board and management do, however, believe that the favorability of the corporate environment offered by Delaware to the interests of prospective directors will figure more prominently in their choice of directorships.
          Because of its flexibility and familiarity to prospective directors, Delaware law provides, as noted above, a more favorable environment for directors to serve the bests interests of SM&A. Additionally, the enhanced certainty regarding the indemnification and limitation of liability of directors under Delaware law enables corporations organized in Delaware to compete more effectively with other public companies, most of whom are already incorporated in Delaware, and to increase SM&A’s ability to retain its current directors and attract and retain new directors.

Enhanced Certainty Regarding Indemnification and Limitation of Liability for Directors
          California and Delaware law both permit a corporation to include a provision in its charter which reduces or limits the monetary liability of directors for breaches of fiduciary duties with certain exceptions. The increasing frequency of claims against directors and officers and the amount of time and money required to respond to such claims and related litigation can be a substantial risk for directors and officers. The Board and management of SM&A believe that, in general, Delaware law provides greater protection to directors than California law, and that Delaware case law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than California law. Shareholders of SM&A should be aware of and consider that such protection and limitation of liability inure to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the shareholders. See “Significant Differences between the Corporation Laws of California and Delaware — Indemnification and Limitation of Liability.”
Dissenters’ Rights Not Available
          Although in some circumstances California law provides shareholders with the right to dissent from certain corporate reorganizations and receive cash for their shares, California law does not permit dissenter’s rights in connection with the proposed reincorporation. See “Appraisal/Dissenters’ Rights.”
          Anti–takeover Implications
          Under Delaware law, a corporation may adopt certain measures to mitigate a corporation’s vulnerability to unsolicited takeover attempts through amendment of the corporate charter documents or otherwise. In the discharge of its fiduciary obligations to its shareholders, the Board has evaluated SM&A’s vulnerability to potential unsolicited bidders and in doing so has carefully considered and may consider in the future certain defensive strategies designed to enhance the Board’s ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the establishment of a classified board of directors, the elimination of the right to remove a director other than for cause, the elimination of shareholder action by written consent, and the authorization of preferred shares, the rights and preferences of which may be determined by the Board.
          Although the Board of SM&A is not aware of any present attempt to acquire control of it, or to obtain representation on its Board, the Board believes that Delaware law would permit it to adopt certain measures that could potentially prevent the following potentially adverse effects of an unsolicited takeover bid on the business of the Company:
•	may be timed to take advantage of temporarily depressed share prices to the detriment of shareholders;

•	may be designed to foreclose or minimize the possibility of more favorable competing bids of alternative transactions, and

•	may involve the acquisition of only a controlling interest in the Company’s shares, without affording all shareholders the opportunity to receive the same economic benefits.
          By contrast, in a transaction in which a potential acquiror must negotiate with an independent board, the board can exercise its discretion in planning and timing the transaction to maximize the value of the transaction to the corporation and its shareholders, and take into consideration related matters such as the overall value of the corporation’s assets, the recognition of gain or loss on the transaction for tax purposes, the advantages of a tax-free reorganization or the potential impact of future developments in the business on share price among other things.

          Certain aspects of the Reincorporation Proposal may be considered to have anti-takeover implications. In particular, Section 203 of the DGCL, which SM&A Delaware does not intend to opt out of, restricts certain “business combinations” with “interested shareholders” for three years following the date that a person becomes an interested shareholder, unless the Board approves the business combination. For a detailed discussion of Section 203 of the DGCL and other differences between California and Delaware corporate law that may affect the shareholders, see “Significant Differences Between the Corporation Laws of California and Delaware—Shareholder Approval of Certain Business Combinations.”
          Despite the belief of the Board as to the benefits of the Reincorporation Proposal to shareholders of the Company, the effect of certain aspects of the Reincorporation Proposal may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by SM&A Delaware’s Board, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then-current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Board to resist a takeover or a change in control of SM&A Delaware, such provisions could make it more difficult to dislodge the existing Board and Management.
Mechanics of Reincorporation
          The discussion contained herein is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of SM&A Delaware, the Bylaws of SM&A Delaware, and the form of Indemnification Agreement of SM&A Delaware, copies of which are attached hereto as Appendices B, C, D and E, respectively. SM&A California’s capital stock consists of 50,000,000 authorized shares of common stock, no par value, of which 19,606,259 shares were issued and outstanding as of April 7, 2006, and 10,000,000 authorized shares of preferred stock, no par value, none of which were outstanding as of April 7, 2006. On the effective date of the reincorporation, SM&A Delaware will have the same number of outstanding shares of common stock that SM&A California had outstanding immediately prior to the effective date of the reincorporation.
          SM&A Delaware’s capital stock will consist of 50,000,000 authorized shares of common stock, $0.0001 par value per share, and 10,000,000 shares of preferred stock, $0.0001 par value per share, which will be consistent with maintaining adequate capitalization for the current needs of the Company. SM&A Delaware’s authorized but unissued shares of common stock and preferred stock will both be available for future issuance.
          The Reincorporation Proposal will be affected by merging SM&A California into SM&A Delaware (the “Merger”). Upon completion of the Merger, SM&A California will cease to exist and SM&A Delaware will continue the business of the Company under the name “SM&A.” Pursuant to the Merger Agreement, a form of which is attached hereto as Appendix B, upon the effective date of the Merger, (1) each outstanding share of SM&A California common stock will automatically be converted into one share of SM&A Delaware common stock, $0.0001 par value; and (2) each outstanding option to purchase SM&A California common stock, including options granted under SM&A California’s Second Amended and Restated Equity Incentive Plan and the Amended and Restated Employee Stock Purchase Plan (together, the “Stock Plans”), if approved by the shareholders, will automatically be assumed by SM&A Delaware and will represent an option to acquire shares of SM&A Delaware common stock on the basis of one share of SM&A Delaware common stock for each one share of SM&A California common stock and at an exercise price equal to the exercise price of the SM&A California option. Each certificate representing issued and outstanding shares of SM&A California common stock will represent the same number of shares of common stock of SM&A Delaware, respectively, into which such shares are converted by virtue of the Merger.

          IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF SM&A CALIFORNIA TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF SM&A DELAWARE. HOWEVER, SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATE IF THEY SO CHOOSE.
          The common stock of SM&A California is listed for trading on the NASDAQ National Market, and after the Merger, SM&A Delaware’s common stock will continue to be traded on the NASDAQ National Market without interruption, under the same symbol (WINS) used by SM&A California prior to the Merger.
          Under California law, the affirmative vote of holders of a majority of the outstanding shares of the Company’s common stock is required for approval of the terms of the Reincorporation Proposal. See “Vote Required.” The Reincorporation Proposal has been approved by SM&A California’s Board, which unanimously recommends a vote in favor of such proposal. If approved by the shareholders, it is anticipated that the Reincorporation Proposal will become effective as soon as practicable (the “Effective Date”). However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of either SM&A California or SM&A Delaware, circumstances arise which make it inadvisable to proceed.
Company
          The Reincorporation Proposal will effect only a change in the legal domicile of SM&A California and other changes of a legal nature, certain of which are described in this Proxy Statement. The reincorporation will not result in any significant change in the name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of SM&A California. The current directors of SM&A California will continue as directors of SM&A Delaware. All employee benefits and stock options of SM&A California will be assumed and continued by SM&A Delaware, and each option or right to purchase shares of SM&A California Common Stock will automatically be converted into an option or right to purchase the same number of shares of SM&A Delaware Common Stock at the same price per share, upon the same terms, and subject to the same conditions.
          Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption by SM&A Delaware of the Stock Plans and the options and other rights to purchase SM&A California capital stock. SM&A California’s other employee benefit arrangements will also be continued by SM&A Delaware upon the terms and subject to the conditions in effect prior to the merger. Prior to the effective date of the merger of SM&A California with and into SM&A Delaware, SM&A California will seek to obtain any requisite consents to the reincorporation merger from parties with whom it may have material contractual arrangements. Assuming such consents are obtained, SM&A California’s rights and obligations under such material contractual arrangements will continue and be assumed by SM&A Delaware.
Significant Differences in the Charters and Bylaws of SM&A California and SM&A Delaware
          The rights of SM&A’s shareholders are currently governed by the entity’s Amended and Restated Articles of Incorporation, its Bylaws and the California General Corporation Law (the “CGCL”). As a result of the Merger , SM&A California’s shareholders will become shareholders of SM&A Delaware.

          With certain exceptions, the provisions of the SM&A Delaware Certificate of Incorporation and Bylaws are similar to those of the SM&A California Articles of Incorporation and Bylaws. The Board has purposefully set the proposed SM&A Delaware Certificate of Incorporation and Bylaw provisions at a modest level, commonly maintained by companies incorporated in Delaware and friendly to shareholders. However, the Reincorporation Proposal includes the implementation of certain provisions in the SM&A Delaware Certificate of Incorporation and Bylaws which may alter the rights of shareholders and the powers of management and reduce shareholder participation in certain important corporate decisions. These provisions may have anti-takeover implications and are described in detail below.
          Approval by SM&A California’s shareholders of the Reincorporation Proposal will constitute an approval of the inclusion in the SM&A Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Certificate of Incorporation following shareholder approval and certain such changes could be implemented by amendment of the Bylaws of SM&A Delaware without shareholder approval. For a discussion of such changes, see “Significant Differences Between the Corporation Laws of California and Delaware.” This discussion of the Certificate of Incorporation and Bylaws of SM&A Delaware is qualified by reference to Appendices C and D attached to this Proxy Statement, respectively.
Change in Number of Directors
          Delaware law permits corporations to provide in their certificate of incorporation that their boards of directors are empowered to change the authorized number of directors by amendment to the bylaws or in the manner provided in the bylaws, unless the number of directors is fixed in the certificate of incorporation, in which case a change in the number of directors may be made only by amendment to the certificate of incorporation. The Bylaws of SM&A Delaware establish a range of five (5) to nine (9) for the number of directors. It further provides that the number of directors may be fixed within this range from time to time by resolution of the Board (and on amendment of the Bylaws, a number outside of this range). Unlike the SM&A California Bylaws, changes in the size of the Board outside of the abovementioned limits can be adopted by amending the SM&A Delaware Bylaws, which can be amended by either the holders of the majority of the outstanding capital stock entitled to vote thereon or by a majority of the Board of Directors then in office.
          Under California law, the directors can change the authorized number of directors if the shareholders have adopted a provision in the articles of incorporation or bylaws permitting the directors to fix their number, but only within the bounds of stated minimum and maximum numbers which have been approved by the shareholders. The Bylaws of SM&A California provide for not less than five (5) or more than nine (9) directors and permit the exact number to be fixed within that range through a bylaw amendment duly adopted by the Board or the shareholders. Thus, without shareholder approval, the Board of SM&A California can increase the number of directors to nine (9) but not to any higher number.
          NASDAQ corporate governance rules require that the majority of the Board be independent. As a practical matter, it would be difficult for the Board to dramatically increase its size beyond the current range and fill it with qualified, independent directors. If the Reincorporation Proposal is approved, all of the directors of SM&A California will continue to serve as directors of SM&A Delaware following the Merger.

Cumulative Voting
          Under a cumulative voting regime, a shareholder is permitted to cast as many votes as there are directors to be elected multiplied by the number of shares registered in such shareholder’s name. Such votes may be cast for a single nominee or may be distributed among any two or more nominees. California law permits any shareholder to cumulate his or her votes in the election of directors upon proper notice of his, her or its intention to do so. California corporations that are listed on the American or New York Stock Exchanges or with securities qualified for trading on the NASDAQ National Market may opt to eliminate cumulative voting with the approval of its shareholders. Under Delaware law, cumulative voting is not permitted unless it is expressly authorized in the certificate of incorporation. The Bylaws of SM&A California expressly prohibit cumulative voting and the Certificate of Incorporation of SM&A Delaware will not provide for cumulative voting. The shareholders rights with respect to cumulative voting will not, therefore, change if the Reincorporation Proposal is approved.
Filling Vacancies on the Board of Directors
          Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled only if authorized by a corporation’s articles of incorporation or by a bylaw approved by the corporation’s shareholders. SM&A California’s Articles of Incorporation and Bylaws do not authorize directors to fill vacancies created by removal of a director by the shareholders.
          Under Delaware law, vacancies and newly created directorships may be filled by a majority of directors then in office, even if less than a quorum, or by a sole remaining director, unless otherwise provided in a corporation’s certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of SM&A Delaware provide that any vacancy, including any vacancy created by the removal of a director by the shareholders of SM&A Delaware, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.
Shareholder Power to Call Special Shareholders’ Meeting
          Under California law and the Bylaws of SM&A California, a special meeting of shareholders may be called by the board of directors, the Chairman of the Board, the President, or the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting. California law authorizes charter or bylaw provisions identifying additional persons who may call special meetings, though no such additional persons are identified in the Articles of Incorporation or Bylaws of SM&A California.
          Under Delaware law, a special meeting of shareholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of SM&A Delaware effectively eliminate the right of shareholders to call a special meeting. Rather, the right to call a special meeting is limited in the Bylaws of SM&A Delaware to the Board, the Chairman of the Board, the President, or the Chief Executive Officer.
          The Board has specifically opted to eliminate the right of shareholders to call a special meeting in order to avoid the unnecessary expense of a shareholders meeting and the distraction to management that might be occasioned by such a meeting where the matter or matters at issue are of minimal interest to the vast majority of the Company’s shareholders.

Significant Differences Between the Corporation Laws of California and Delaware
          The following provides a general summary of the principal differences between the General Corporation Laws of California and Delaware. It is not an exhaustive description of the differences between the two states’ laws as it is impractical to summarize all of such differences in this Proxy Statement. Certain principal differences beyond those discussed in “Significant Differences in the Charters and Bylaws of SM&A California and SM&A Delaware” that could materially affect the rights of shareholders include the following:
Dividends and Repurchase of Shares
          California law does not utilize concepts of par value for shares or statutory definitions of capital, surplus and similar concepts. The Company has never paid a cash dividend and it does not anticipate paying cash dividends in the immediate future.
          Delaware law permits a corporation, unless otherwise restricted by its certificate of incorporation, to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must, under certain circumstances, and may, under certain other circumstances, be valued at their fair market value as determined by the board of directors, regardless of their historical book value.
          Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and including repurchases of its shares) unless either (1) the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or, (2) immediately after giving effect to such distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation’s current assets, as defined, would be at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than the average interest expenses for such years). Such tests are applied to California corporations on a consolidated basis. Under California law, there are certain exceptions to the foregoing rules for repurchases of shares in connection with certain rescission actions and certain repurchases pursuant to employee stock plans.
          SM&A California currently maintains a share repurchase program. Under California law, repurchase programs are subject to certain restrictions that are not present in Delaware law. Delaware law, however, provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. If SM&A were to reincorporate in Delaware, this share repurchase program might be operated with fewer restrictions than is the case under California law enabling SM&A to extend the program and to thereby return value to SM&A’s shareholders.

Classified Board of Directors
          A classified board is a board on which a certain number, but not all, of the directors are elected on a rotating basis each year. California law requires, with an exception applicable to certain publicly-traded companies, that directors be elected annually and, therefore, does not permit the creation of a classified board. Under the exception, a corporation that is listed on the American or New York Stock Exchanges or that have securities qualified for trading on the NASDAQ National Market may create and elect a classified board. By contrast, Delaware law permits, but does not require, the adoption of a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office and with only one class of directors coming up for election each year. SM&A is not proposing to implement a classified board in connection with the implementation of the Reincorporation Proposal.
Removal of Directors
          Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. No individual director, however, may be removed (unless the entire board is removed) if the number of votes cast against the removal would be sufficient to elect the director under cumulative voting.
          Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed, with or without cause, by the holders of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, however, if less than the entire board is to be removed, a director may not be removed if the shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a Delaware corporation with a classified board of directors can be removed only for cause unless the charter documents otherwise provide.
Interested Director Transactions
          Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable simply because of such interest provided that certain conditions are met, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (1) after full disclosure of the material facts, either the shareholders or the board of directors must approve any such contract or transaction and, in the case of board approval, the contract or transaction must also be “just and reasonable” (in California) or “fair” (in Delaware), or (2) if there was no disclosure, the contract or transaction must have been “just and reasonable” (in California) or “fair” in Delaware, as the case may be, as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director.
          Under California law, to shift the burden of proof on the validity of the contract by shareholder approval, the interested director would not be entitled to vote his or her shares at a shareholder meeting with respect to any action regarding such contract or transaction. To shift the burden of proof on the validity of the contract by Board approval, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum).
          Under Delaware law, if Board approval is sought to shift the burden of proof on the validity of the contract, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, certain transactions that the Board of Directors of SM&A California might not be able to approve because of the number of interested directors could be approved by a majority of the disinterested directors of SM&A Delaware, although less than a majority of a quorum. Neither SM&A California nor SM&A Delaware is aware of any plans to propose any transaction involving directors that could not be so approved under California law but could be so approved under Delaware law.

Shareholder Approval of Certain Business Combinations
          Under Section 203 of the Delaware General Corporation Law (“Section 203”), certain “business combinations” with “interested shareholders” of Delaware corporations are prohibited for a period of three years following the date that such person or entity becomes an interested shareholder unless specified conditions are met.
          Section 203 prohibits a Delaware corporation from engaging in a “business combination” with an “interested shareholder” for three years following the date that such person becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation’s outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.
          For purposes of Section 203, the term “business combination” is defined broadly to include (1) any mergers or consolidations by the corporation or any of its subsidiaries with or caused by the interested shareholder, (2) sales, transfers or other dispositions to or with the interested shareholder (except proportionately with the corporation’s other shareholders) of assets of the corporation or a subsidiary equal to ten percent (10%) or more of the aggregate market value of the corporation’s consolidated assets or its outstanding stock, (3) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested shareholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested shareholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock), or (4) receipt by the interested shareholder (except proportionately as a shareholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.
          The three–year moratorium imposed on business combinations by Section 203 does not apply if (1) prior to the date on which such shareholder becomes an interested shareholder the board of directors of the subject corporation approves either the business combination or the transaction which resulted in the person or entity becoming an interested shareholder, (2) the interested shareholder owns 85% of the corporation’s voting stock upon consummation of the transaction which made him or her a 15% shareholder (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans, which do not permit employees to decide confidentially whether to accept a tender or exchange offer), or (3) on or after the date such person becomes an interested shareholder, the board approves the business combination and it is also approved at a shareholder meeting by 66 2/3% of the voting stock not owned by the interested shareholder.
          Because the Company has not adopted a shareholder rights plan (commonly referred to as a “poison pill”), does not have a classified or staggered board and has charter provisions that allow shareholders to act by written consent, SM&A California is somewhat vulnerable to unsolicited takeover attempts. Opting out of Section 203 of the Delaware General Corporation Law would further minimize the ability of the Board and the management to negotiate takeover bids to achieve maximum value for the corporation and all of its shareholders. The Board believes that an unsolicited takeover attempt may have a negative effect on SM&A and its shareholders. See “Anti-takover Implications”. Section 203 may further have the effect of preventing a potential acquiror from making a two-tiered bid for the Company in which shareholders might be treated disparately. Transactions approved by the Board can, however, be carefully planned and undertaken at an opportune time to obtain maximum value for the corporation and its shareholders.

          The application of Section 203 to SM&A Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for SM&A Delaware’s shares over the then-current market price. Section 203 should, however, have the added benefit of discouraging certain potential acquirors unwilling to comply with its provisions.
Indemnification and Limitation of Liability
          California and Delaware have similar laws permitting a corporation to indemnify, with certain exceptions, its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt charter and bylaw provisions that effectively eliminate the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty of care. Delaware law does, however, differ to some extent from California law insofar as it is somewhat more lenient approach in allowing corporations to indemnify and limit the liability of corporate agents. Certain of the differences between the limitation of liability and indemnification permitted under California and Delaware law are summarized.
Comparison of Limitation of Liability Compare and Contrast
          The Certificate of Incorporation of SM&A Delaware eliminates the liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as directors to the fullest extent permitted by Delaware law, as that law exists currently and as it may be amended in the future. Under Delaware law, a director’s monetary liability may not be eliminated or limited by a corporation for: (1) breaches of the director’s duty of loyalty to the corporation or its shareholders; (2) acts or omissions not in good faith or which involve intentional misconduct or knowing violations of law; (3) the unlawful payment of dividends or unlawful stock repurchases or redemptions under Section 174 of the DGCL; or (4) transactions in which the director received an improper personal benefit. Under Delaware law, a provision in the charter documents that limits a director’s liability for the violation of, or otherwise relieve the corporation or its directors from complying with, federal or state securities laws is prohibited. Such provisions may also not attempt to limit the availability of non-monetary remedies such as injunctive relief or rescission for a violation of federal or state securities laws.
          California law does not permit the elimination of monetary liability where such liability is based on: (1) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (2) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (3) any transaction from which a director derived an improper personal benefit, (4) acts or omissions that show a reckless disregard for the director’s duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director’s duties, of a risk of serious injury to the corporation or its shareholders, (5) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation or its shareholders, (6) interested transactions between the corporation and a director in which a director has a material financial interest, and (7) liability for improper distributions, loans or guarantees. Therefore, under California law, monetary liability may exist in circumstances where it would be eliminated under Delaware law.

          Both the Articles of Incorporation of SM&A California and the Certificate of Incorporation of SM&A Delaware provide for the elimination of the liability of the directors to the fullest extent permissible under California and Delaware law respectively. Because of its general belief that Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than California law, SM&A believes that the Reincorporation Proposal and the attendant adoption of the SM&A Delaware Certificate of Incorporation will give the Company greater leverage in attracting and retaining qualified directors and officers. SM&A further believes that the Reincorporation Proposal would benefit the Company by enabling its directors to make decisions that are in the best interest of the Company and its shareholders in a corporate environment in which the likelihood of frivolous shareholder suits against them is decreased.
Indemnification Compared and Contrasted
          Indemnification is permitted by both California and Delaware law, provided the requisite standard of conduct is met. California law requires indemnification when the individual has successfully defended the action on the merits, as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise.
          Delaware law generally permits indemnification of expenses, including attorneys’ fees, judgments, fines and amounts actually and reasonably incurred in the defense or settlement of a direct, derivative or third-party action, provided there is a determination by (1) a majority vote of disinterested directors (even though less than a quorum), (2) a committee comprised of and established by a majority vote of such disinterested directors (even though less than a quorum), (3) independent legal counsel in a written opinion if there are no such directors or such directors so direct, or (4) the shareholders that the person seeking indemnification has satisfied the applicable standard of conduct. Without requisite court approval, however, no indemnification may be made in the defense of any derivative action in which the person is found to be liable in the performance of his or her duty to the corporation.
          California law generally permits a corporation to indemnify any director, officer, employee or agent of the corporation for expenses, monetary damages, fines, and settlement amounts to the extent actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by (1) majority vote of a quorum of disinterested directors, (2) independent legal counsel in a written opinion if such a quorum of directors is not obtainable, (3) shareholders, with the shares owned by the person to be indemnified, if any, not being entitled to vote thereon, or (4) the court in which the proceeding is or was pending upon application made by the corporation, agent or other person rendering services in connection with the defense, whether or not the application by such person is opposed by the corporation, that the person seeking indemnification has satisfied the applicable standard of conduct.
          With respect to derivative actions, however, no indemnification may be provided under California law for amounts paid in settling or otherwise disposing of a pending action or expenses incurred in defending a pending action that is settled or otherwise disposed of, or with respect to the defense of any person adjudged to be liable to the corporation in the performance of his or her duty to the corporation and its shareholders without court approval. In addition, by contrast to Delaware law, California law requires indemnification only when the individual being indemnified was successful on the merits in defending any action, claim, issue or matter.

          Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation’s purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy. California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation’s Articles of Incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law.
          SM&A California’s Articles of Incorporation permit indemnification beyond that expressly mandated by California law and limit director monetary liability to the extent permitted by California law. SM&A California’s Bylaws make indemnification of directors mandatory in cases where SM&A California is permitted by applicable law to indemnify its directors. Similar to SM&A California’s Articles of Incorporation and Bylaws, the Bylaws and Certificate of Incorporation of SM&A Delaware require indemnification to the maximum extent permissible under applicable law.
          If the Reincorporation Proposal is approved, in connection with the reincorporation, SM&A directors and officers would enter into a new form of indemnification agreement with SM&A Delaware, which provides indemnification to the fullest extent permitted by current Delaware law and future Delaware law that expands the permissible scope of indemnification. Such form of Indemnification Agreement is attached as Appendix E hereto.
          California and Delaware corporate law, the SM&A California Articles of Incorporation and Bylaws and the SM&A Delaware Certificate of Incorporation and Bylaws may permit indemnification for liabilities under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934. The Board of Directors has been advised that, in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act of 1933 and the Securities Exchange Act of 1934 may be contrary to public policy and, therefore, may be unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.
Inspection of Shareholders’ List and Books and Records
          Both California and Delaware law allow any shareholder to inspect the shareholder list of a corporation, for a purpose reasonably related to such person’s interest as a shareholder. This right is unqualified and absolute and includes a right to inspect and copy the list under California law by persons who hold an aggregate of five percent or more of a corporation’s voting shares or who hold one percent or more of such shares and have filed a Schedule 14A with the Securities and Exchange Commission. California law also permits a shareholder upon such shareholder’s written demand to the corporation to inspect the accounting books and records, and the minutes of board and shareholder proceedings of the corporation for any purpose reasonably related to the shareholder’s interest
          Delaware law also permits any shareholder of record, upon compliance with certain procedures, to inspect a list of shareholders and the corporation’s other books and records for any proper purpose reasonably related to such person’s interest as a shareholder, upon written demand under oath stating the purpose of such inspection. Delaware law, however, contains no provision comparable to the absolute right of inspection provided by California law to certain shareholders

Approval of Certain Corporate Transactions
          Under both California and Delaware law, with certain exceptions, any merger, consolidation or sale of all or substantially all the assets must be approved by the board of directors and by a majority of the outstanding shares entitled to vote. Under California law, similar board and shareholder approval is also required in connection with certain additional acquisition transactions. See “Appraisal/Dissenters’ Rights.”
Class Voting in Certain Corporate Transactions
          California law generally differs from corporate law with respect to shareholder approval of any merger, certain sales of all or substantially all the assets of a corporation and certain other transactions. Under California law, such transactions must be approved by a majority of the outstanding shares of each class of stock (without regard to limitations on voting rights). By contrast, Delaware law does not generally require class voting, except in connection with certain amendments to the certificate of incorporation that, among other things, adversely affect a class of stock.
Appraisal/Dissenters’ Rights
          Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, pursuant to which such shareholder may receive cash in the amount of the fair market value of the shares held by such shareholder (as determined by agreement of the corporation and the shareholder or by a court) in lieu of the consideration such shareholder would otherwise receive in the transaction.
          Under Delaware law, such appraisal rights are not available to shareholders (1) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange, (2) shares of stock held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation, or (3) shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger in accordance with Section 251(f) of the DGCL.
          California law differs from Delaware law with respect to appraisal rights (which are referred to as “dissenters’ rights” under California law) insofar as the former does not provide for such rights for shares listed on a national securities exchange immediately prior to the transaction unless the holders of at least five percent of the outstanding shares claim the rights or transfer of the shares is restricted by the corporation or any law or regulation. Such rights are also generally not available where the shareholders of the corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization, equity securities constituting more than 83.3% of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Merger). Thus, appraisal rights are not available to shareholders of SM&A California under California law with respect to the Reincorporation Proposal.
Dissolution
          Under California law, shareholders holding 50% or more of the total voting power may elect to require a corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation. Shareholders who have not voted in favor of a dissolution may prevent the dissolution by purchasing for cash at fair market value the shares of the parties attempting to initiate the dissolution.

          By contrast, under Delaware law, shareholders holding 100% of the total voting power of the corporation must approve a dissolution unless the board of directors approves the proposal to dissolve. If the dissolution is initiated by the board of directors, it may be approved by the holders of a simple majority of the corporation’s shares. Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions to enable a corporation to prevent a board initiated dissolution scenario. SM&A Delaware’s Certificate of Incorporation contains no such supermajority voting requirement, however, and the vote of the holders of a majority of the outstanding shares would be sufficient to approve a dissolution of SM&A Delaware which had previously been approved by its Board of Directors.
Shareholder Derivative Suits
          California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware law differs from California law insofar as it does not have such a bond requirement. Additionally, under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law.
Application of the CGCL to Delaware Corporations
          Under Section 2115 of the CGCL, certain foreign corporations (i.e., corporations not organized under California law) are subject to a number of key provisions of the CGCL. Such corporations are included in a special category (referred to in this discussion as “quasi-California” corporations) if they have characteristics of ownership and operation which indicate that they have significant contacts with California. These characteristics include the following: (1) more than half of the corporation’s outstanding voting securities being held of record by persons or entities domiciled in California, and (2) the average of a “property factor, sales factor and payroll factor” (as defined under California law) exceeds a 50% threshold. Key provisions of the CGCL to which a Delaware corporation would be subject are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors unless certain requirements are met, standard of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters’ appraisal rights and inspection of corporate records. See “Significant Differences between the Corporation Laws of California and Delaware.”
          However, an exemption from Section 2115 is provided for corporations whose shares are listed on the New York Stock Exchange or the American Stock Exchange or whose shares are traded on the NASDAQ National Market are be exempt from the provisions of Section 2115. Because the securities of the Company will continue to be designated as NASDAQ National Market securities after the Merger, SM&A Delaware will be exempt from the provisions of Section 2115 after the reincorporation.

Federal Income Tax Considerations
          The following is a discussion of certain federal income tax considerations with respect to the Merger that are generally applicable to holders of SM&A California capital stock who receive SM&A Delaware capital stock in exchange for their SM&A California capital stock in the Merger. This summary is for general information purposes only and does not purport to address all the federal income tax considerations that may be relevant to particular shareholders of SM&A California in light of their particular circumstances or who are subject to special treatment under the federal income tax laws (such as shareholders that are dealers in securities, foreign persons, or shareholders that acquired their shares in connection with a stock option plan or other compensatory transaction). Furthermore, no foreign, state or local tax considerations are addressed herein. This summary is based on current federal income tax law, which is subject to change at any time, possibly with retroactive effect. ALL SHAREHOLDERS OF SM&A CALIFORNIA ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE MERGER.
          Subject to the limitations, qualifications and exceptions described herein, and assuming the Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), the following tax consequences generally should result:
          (a) No gain or loss should be recognized by a shareholder of SM&A California who exchanges all of such shareholder’s SM&A California capital stock for SM&A Delaware capital stock in the Merger;
          (b) The aggregate tax basis of the SM&A Delaware capital stock received by a shareholder of SM&A California in the Merger should be equal to the aggregate tax basis of SM&A California capital stock surrendered in exchange therefor; and
          (c) The holding period of the SM&A Delaware capital stock received in the Merger should include the period for which the SM&A California capital stock surrendered in exchange therefor was held, provided that the SM&A California capital stock is held as a capital asset at the time of the Merger.
          The Company has not requested a ruling from the Internal Revenue Service, nor an opinion from its outside legal counsel, with respect to the federal income tax consequences of the Reincorporation Proposal under the Internal Revenue Code. In any case, such an opinion would neither bind the Internal Revenue Service nor preclude it from asserting a contrary position.
          State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.
          SM&A should not recognize gain or loss for federal income tax purposes as a result of the Reincorporation Proposal, and SM&A Delaware should succeed, without adjustment, to the federal income tax attributes of SM&A California.

Vote Required
          Approval of the Reincorporation Proposal, will also constitute approval of (1) the Merger Agreement, the Certificate of Incorporation of SM&A Delaware, the Bylaws of SM&A Delaware, and the form of Indemnification Agreement of SM&A Delaware, in substantially the form attached as Appendices B, C, D and E, respectively and (2) the assumption of SM&A California’s Stock Plans and outstanding stock options by SM&A Delaware will require the affirmative vote of holders of a majority of the outstanding common stock of SM&A California.
General
          The Board believes that reincorporating SM&A from California to Delaware will enable the Company to benefit from Delaware’s predictable and responsive legal and institutional regimes. One such benefit will be the Company’s increased ability to attract and retain qualified independent directors and ensure sound corporate governance. In proposing the reincorporation, the Board of Directors has carefully evaluated the Company’s anti-takeover profile and balanced the relative rights of its shareholders and management in order to maximize management efficiency and maximize value for SM&A and its shareholders. For the reasons set forth above, the Board of Directors believes that it is in the best interests of the Company and its shareholders for the Company to reincorporate in the state of Delaware.
          Proxies, if not revoked, will be voted in favor of the approval of the reincorporation proposal, unless the shareholder specifies otherwise.
THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR”
APPROVAL OF THE REINCORPORATION PROPOSAL.

ITEM 4. RATIFICATION OF INDEPENDENT AUDITORS
          The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the Independent Auditors to audit the financial statements of the Company for the fiscal year 2006, subject to ratification by the shareholders. If the shareholders do not approve the selection of Ernst & Young LLP, the selection of other Independent Auditors will be considered by the Audit Committee. Ernst & Young LLP have been the Independent Auditors for the Company since April 2001.
Independent Auditor Fees
          The aggregate fees billed to the Company and its subsidiaries for the fiscal years ended December 31, 2005 and 2004 by Ernst & Young LLP were:

	2005	2004
Audit Fees(a)	$443,000	$533,000
Audit-Related Fees(b)	$0	$0
Tax Fees(c)	$75,000	$76,450
All Other Fees(d)	$0	$0

(a)	The aggregate fees billed for professional services rendered by the Independent Auditor for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Form 10-Q or services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements for those fiscal years.
These services may include: fees for services that normally would be provided by the Independent Auditor in connection with statutory and regulatory filings or engagements, services that generally only the independent auditor can provide such as comfort letters, statutory audits, attest services, consents and assistance with review of documents filed with the SEC, accounting consultations on maters that would be addressed during audit and review work.

(b)	The aggregate fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported as Audit Fees.
These services may include, among others: employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statue or regulation and consultation concerning financial accounting and reporting standards not classified as audit.

(c)	The aggregate fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning.
These services may include: out-of-pocket expenses for services rendered during the year under audit by the independent auditor, fees for tax compliance, tax planning, and tax advice.

(d)	The aggregate fees billed for products and services provided by the Independent Auditor, other than the services reported in (a) through (c) of this section.
          The Audit Committee has considered whether provision of the services described above under the caption “All Other Fees” was compatible with maintaining the Independent Auditors independence and has determined that such services did not adversely affect Ernst & Young LLP’s independence.

          The Company did not pay any fees to Ernst & Young LLP during the last two fiscal years for financial system design and implementation.
Work Performed by Independent Auditors
          Ernst & Young LLP’s services rendered in performing the Company’s audit for fiscal year 2005 and 2004 were performed by full-time, permanent employees and partners of Ernst & Young LLP.
Audit Committee Approval of Audit and Non-Audit Services
          The Audit Committee has adopted procedures for pre-approving all audit and permitted non-audit services provided by the Company’s independent auditors. The Audit Committee pre-approves a list of specific services and categories of services, subject to a specified cost level. Part of this approval process includes making a determination of whether non-audit services are consistent with the SEC’s rules on auditor independence. The Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee. The Audit Committee periodically monitors the services rendered and actual fees paid to the independent auditors to ensure such services are within the parameters approved.
          Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and will be available to respond to questions.
          Proxies, if not revoked, will be voted in favor of ratifying Ernst & Young LLP as the Company’s Independent Auditors for the fiscal year ending December 31, 2006 unless the shareholder specifies otherwise.
THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS
VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF
ERNST & YOUNG LLP
AS THE COMPANY’S INDEPENDENT AUDITORS.
ITEM 5. SHAREHOLDER PROPOSALS
There were no shareholder proposals submitted to the Company’s Corporate Secretary by the published deadline of January 20, 2006.
ITEM 6. OTHER BUSINESS
The Company knows of no other business that will be considered for action at the Annual Meeting.

CORPORATE GOVERNANCE
     The Board of Directors continues to implement governance practices that will be followed by the Company in order to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. These practices are also intended to align the interest of directors and management with those of the Company’s shareholders.
Board Member Attendance
     The Board of Directors held nine meetings during the fiscal year ended December 31, 2005, and have held three meetings since the end of such fiscal year. All of the incumbent directors attended in excess of 75 percent of the total number of meetings of the Board.
     Following most of the regularly scheduled Board meetings in 2005, executive sessions were conducted in which directors in attendance participated. The Company is complying with the National Association of Securities Dealers’ (the “NASD’s”) rules which require that only independent directors be present for at least two executive sessions.
     The Company expects all incumbent directors to attend Annual Meetings. The Company generally holds a board meeting coincident with the Annual Meeting to minimize travel obligations and facilitate director attendance at the Annual Meeting. Seven of the Company’s directors then in office attended the Company’s 2005 Annual Meeting.
Committees of the Board of Directors
     Following is a description of each Committee of the Board of Directors.
     Audit Committee. The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting and reporting practices of the Company, the qualifications and independence of the Independent Auditor engaged to prepare or issue an audit report on the financial statements of the Company and such other duties as directed by the Board. The Committee’s role includes discussing with management the Company’s processes to manage financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee also approves, subject to shareholder approval, the appointment and replacement of the Independent Auditor and is directly responsible for oversight and pre-approval of all audit and non-audit services provided by the Independent Auditor. For the fiscal year ended December 31, 2005 and the current fiscal year, the Committee consisted entirely of independent directors (as defined in Rule 4200(a)(15) of the NASD’s marketplace rules) and satisfied the audit committee independence and financial literacy requirements of Nasdaq. The Board has determined that Mr. Untracht satisfied the requirements for an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission. The Committee held: (i) five meetings during the fiscal year ended December 31, 2005 attended by all of the Committee members; and (ii) one meeting since January 1, 2006 attended by all Committee members. The Committee’s formal written amended charter dated April 11, 2006 is included as Appendix F to this proxy statement. A copy of the amended charter is also available on the Company’s website: www.smawins.com under Investor Relations>Corporate Governance.

Compensation Committee. The Compensation Committee provides guidance and periodic monitoring for all corporate compensation, employee benefit, and employee equity programs. The compensation of the Company’s chief executive officer and other senior executive officers is determined or recommended to the Board by the Committee. None of the members of the Compensation Committee were, at any time during fiscal 2005 or at any other time, an officer or employee of the Company. The Committee held: (i) three meetings during the fiscal year ended December 31, 2005 attended by all Committee members; and (ii) one meeting since January 1, 2006 attended by all Committee members. The Committee’s formal written amended charter dated April 11, 2006 is included as Appendix G to this proxy statement. A copy of the amended charter is also available on the Company’s website: www.smawins.com under Investor Relations>Corporate Governance.
     Governance & Nominating Committee. The Committee’s role is to determine the slate of director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, and to review, evaluate and recommend changes to the Company’s corporate governance practices. The director nominees are selected or recommended for Board selection by a majority of the independent directors. During the fiscal year ended December 31, 2005, the Committee held six meetings and has held two meetings since the end of such fiscal year. All Committee members attended in excess of 75 percent of these meetings. The Committee’s formal written amended charter dated April 12, 2005 may be viewed on the Company’s website: www.smawins.com under Investor Relations>Corporate Governance.
BOARD COMMITTEE MEMBERSHIP
as of April 7, 2006

Governance &
Director	Board		Audit		Compensation		Nominating

William C. Bowes	X				X		X	*
Dwight L. Hanger	X		X
J. Christopher Lewis	X				X		X
Steven S. Myers	X	*
Joseph B. Reagan	X		X		X	*
Robert Rodin	X						X
John P. Stenbit	X		X				X
Robert J. Untracht	X		X	*			X

*	Chairperson

Director Nominee Criteria and Process
     The Board of Directors is responsible for approving candidates for Board membership. The Board has delegated the screening and recruitment process to the Governance & Nominating Committee. The Governance & Nominating Committee believes that the criteria for director nominees should include ensuring effective corporate governance, supporting the Company’s strategies, reflecting highest personal and professional integrity, possessing sound judgment, free from conflicts of interest, having adequate time to devote to Board responsibilities, supporting the successful recruitment of qualified candidates for the Board and representing the best interest of all the Company’s shareholders.
     The Committee may receive recommendations for Board candidates from various sources, including the Company’s directors, management and shareholders. Shareholder proposals for nominations to the Board should be submitted to the Governance & Nominating Committee in care of the Corporate Secretary of the Company at its principal executive office at 4695 MacArthur Court, 8th Floor, Newport Beach, California 92660. To be considered by the Board for nomination at the next succeeding Annual Meeting, nominations must be delivered to the Corporate Secretary no later than January 22, 2007 (see “Submission of Shareholder Proposals for the 2007 Proxy Statement”).
     The Corporate Secretary’s office, at the request of the Committee, researches the qualifications of recommended candidates and reports its findings to the Chairman of the Committee.
     When a vacancy occurs on the Board, the Committee recommends to the Board a nominee to fill the vacancy. As provided in the Company’s By-Laws, the Board elects a new director when a vacancy occurs between Annual Meetings.
Retention of Independent Advisors
     Each of the Audit, Compensation, and Governance & Nominating Committees has the authority to retain independent advisors, legal counsel or other experts or consultants it deems appropriate to carry out its responsibilities, with all fees and expenses paid by the Company.
Director Independence
     To promote effective corporate governance, a majority of the members of the Company’s Board qualify as independent under criteria established by Nasdaq. The Governance & Nominating Committee regularly reviews the independence and qualifications of each member of the Board and its various Committees. Mr. Myers does not participate in any action of the Board relating to any executive or employee compensation plan in which he participates.
     The Board has determined that seven of the current directors, Messrs. William C. Bowes, Dwight L. Hanger, J. Christopher Lewis, Joseph B. Reagan, Robert Rodin, John P. Stenbit, and Robert J. Untracht are independent. Mr. Steven S. Myers, an employee of the Company and the Company’s Chairman of the Board and Chief Executive Officer is not independent.

Director Compensation
     The CEO/Chairman receives no additional compensation other than his normal salary for serving on the Board. SM&A has no other employee directors.
     Non-employee directors receive the following annual cash and/or stock compensation as approved by the Board and as provided in Amendment 1 of the 2005 Director Compensation Plan dated February 15, 2006:
DIRECTOR COMPENSATION TABLE

Type of Compensation	Cash		Stock Options

Annual Retainer	$15,000	(1)
Additional Retainer for Audit Committee Chair	$6,000	(2)
Additional Retainer for Compensation Committee Chair	$3,000	(3)
Additional Retainer for Governance & Nominating Committee Chair	$3,000	(3)
Additional Retainer for Lead Director	$3,000	(3)
Board Meeting Attendance Fee	$1,500	(4)
Stock Options-In Lieu of Retainer Fee(s)	$—		Vested 100% on Date of Grant	(5)
Stock Options-All Existing Non-Employee Directors	$—		Options Must Vest 100%	(6)
Stock Options-All New Non-Employee Directors	$—		Option for 50,000 Shares	(7)
Stock Options-Annual Membership Anniversary Grant	$—		Option for 12,000 Shares	(8)
Footnotes to Director Compensation Table:

(1)	Paid in quarterly increments of $3,750 on 1/1, 4/1, 7/1, and 10/1 to all non-employee directors.

(2)	Paid in quarterly increments of $1,500 on 1/1, 4/1, 7/1, and 10/1 to all non-employee directors.

(3)	Paid in quarterly increments of $750 on 1/1, 4/1, 7/1, and 10/1 to all non-employee directors.

(4)	Paid to each non-employee director for each scheduled Board meeting day, including days the director spends working on SM&A business away from home and/or business office. No attendance fees will be paid for Board meeting conference calls. The director is also eligible for reimbursement of expenses incurred while attending Board meetings in accordance with Company policy.

(5)	At the request of a non-employee director, the cash fees (retainer and/or meeting attendance fees) will be converted into equivalent number of options, according to the fair market value closing price of the Company’s Common Stock on the grant date and multiplied by a factor of two (2) to determine the equivalent number of options to be granted. Stock options granted in lieu of a retainer fee(s) will vest 100% on the date of grant. The grant date shall be equal to the quarterly incremental payment date(s) as shown in Footnotes 1 through 5. If the grant date falls on a weekend, legal holiday, or closed market trading date, the next open market trading date and fair market value closing price shall be designated as the option exercise price.

(6)	A non-employee director will be eligible for an additional stock option grant under Amendment 1 of the 2005 Director Compensation Plan when the following criteria have been met: (i) The non-employee directors serving on the Company’s Board as of April 11, 2005 namely Messrs. Bowes, Lewis, Reagan, Rodin, Stenbit, and Untracht (the “Existing Directors”) will retain all options granted through and including April 11, 2005 and each said option grant(s) must vest 100%; (ii) A non-employee director whose option grant vesting schedule was accelerated on June 8, 2005, namely Messrs. Hanger, Bowes, and Stenbit, must conclude the original vesting period schedule.

(7)	Upon initial appointment or election to the Board, the new non-employee director (“New Director”) is automatically granted an option to purchase fifty thousand (50,000) shares of the Company’s Common Stock under the Second Amended and Restated Equity Incentive Plan. The option will vest at a rate of twenty-five percent (25%) per year over a period of four (4) years with the term of the option being ten (10) years.

(8)	On each anniversary date of appointment to the Board (or the next open market trading date), the non-employee directors who maintain options that have vested 100% are automatically granted an additional option to purchase twelve thousand (12,000) shares of the Company’s Common Stock under the Second Amended and Restated Equity Incentive Plan. The exercise price of the option grant will be equal to the fair market value closing price of the Company’s Common Stock on the date of the option grant. The option will vest at a rate of twenty-five percent (25%) per year over a period of four (4) years with the term of the option being ten (10) years.
     As of April 7, 2006, options to purchase an aggregate of 652,892 shares of the Company’s Common Stock (of which 21,000 expired in January 2003) had been issued under the Plan to the Company’s current non-employee directors, at exercise prices ranging from $1.53 to $12.00 per share.
Business Conduct and Ethics Code
     The Board of Directors adopted a written code of ethical conduct that requires all directors, officers and employees to adhere to this code in addressing the legal and ethical issues encountered in conducting their work. The code requires avoidance of conflicts of interest compliance with all laws and other legal requirements, conduct of business in an honest and ethical manner, integrity and actions in the Company’s best interest. Directors, officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the code. The policy is available on the Company’s website at www.smawins.com under Investor Relations>Corporate Governance, or by contacting the Corporate Secretary at 4695 MacArthur Court, 8th Floor, Newport Beach, CA 92660, or calling (949) 975-1550 to obtain a copy without charge. The policy is included as Appendix H to this proxy statement.

Whistleblower Procedures
     The Audit Committee has established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential and anonymous submission by the Company’s employees and its shareholders, of concerns regarding questionable accounting or auditing matters. These procedures are described in the Business Conduct and Ethics Code.
Shareholder Communication with Board of Directors
     The Company believes the process described in the Company’s Business Conduct and Ethics Code by which shareholders may communicate directly to directors, has served the Board’s and the shareholders’ needs. Until any other procedures are developed and posted on the Company’s corporate website, shareholders may send written correspondence to the Board in the care of the Corporate Secretary:
SM&A
4695 MacArthur Court, 8th Floor
Newport Beach, CA 92660
Attn: Corporate Secretary
Executive Loans
     The Company does not extend loans to executive officers or directors and has no such loans outstanding.

SECURITY OWNERSHIP
Principal Holders
     As of April 7, 2006, the Company had 19,606,259 shares of Common Stock issued and outstanding. The only persons known by the Company, as of this date, to be beneficial owners of more than five percent of the Company’s Common Stock are noted below.

	Amount of	Percentage
	Nature of	of Common
	Beneficial	Stock
Name and Address of Beneficial Owner	Ownership	Owned

Steven S. Myers(1)	3,667,864	18.71%
Lord, Abbett & Co., LLC(2)	2,810,138	14.33%
Wasatch Advisors, Inc(3)	2,650,698	13.52%
Royce & Associates, Inc., LLC(4)	1,903,400	9.71%
JP Morgan Chase & Co(5)	1,271,100	6.48%
Footnotes to Principal Holders:

(1)	Includes (i) 3,268,109 shares held by Steven Myers as Trustee of the Steven Myers Revocable Trust (ii) 388,088 shares held by the Paula K. Mathis Revocable Trust over which Mr. Myers holds sole voting power for as long as Mr. Myers is an officer, executive, and/or director and is involved in the daily operations of the Company; and (iii) 11,667 shares owned beneficially and of record by Melissa Myers, Mr. Myers’ daughter. Melissa Myers is economically dependent on Mr. Myers and, as a result, Mr. Myers holds an indirect beneficial ownership interest in such shares. Mailing address is c/o SM&A, 4695 MacArthur Court, Eighth Floor, Newport Beach, California 92660.

(2)	Based on information contained in Schedule 13G filed with the SEC on February 14, 2006. Mailing address is 90 Hudson Street, Jersey City, NJ 07302.

(3)	Based on information contained in Schedule 13G filed with the SEC on February 14, 2006. Mailing address is 150 Social Hall Avenue, Salt Lake City, UT 84111.

(4)	Based on information contained in Schedule 13G/A filed with the SEC on January 31, 2006. Mailing address is 1414 Avenue of America, New York, NY 10019.

(5)	Based on information contained in Schedule 13G filed with the SEC on February 10, 2006. Mailing address is 270 Park Avenue, New York, NY 10017.

Named Executive Officers and Directors
     As of April 7, 2006, all current Named Executive Officers and Directors as a group, consisting of thirteen (13) persons, beneficially owned 4,814,285 shares of the Company’s Common Stock, which amount represents 24.55% of the total outstanding shares of the Company’s Common Stock as of that date.
     The following table sets forth the shares of the Company’s Common Stock beneficially owned by the current Named Executive Officers of the Company as of April 7, 2006:

		Amount		Percentage
		and Nature		of Common
		of Beneficial		Stock
Name and Title of Beneficial Owner		Ownership		Owned

G. Timothy Bauman	Executive Vice President, Sales and Marketing	17,161	(1)	*	%
William C. Bowes	Director	100,000	(1)	*	%
Thomas A. Eide	Senior Vice President, Professional Services	10,819	(1),(2)	*	%
Steve D. Handy	Senior Vice President, Chief Financial Officer & Corporate Secretary	12,500	(1),(3)	*	%
Dwight L. Hanger	Director	50,000	(1)	*	%
Daniel R. Hart	Corporate Controller	1,250	(1),(4)	*	%
J. Christopher Lewis	Director	355,392	(1)	1.81%
Cathy L. McCarthy	President and Chief Operating Officer	346,407	(1),(5)	1.77%
Steven S. Myers	Chairman and Chief Executive Officer	3,667,864	(1),(6)	18.71%
Joseph B. Reagan	Director	25,000	(1)	*	%
Robert Rodin	Director	25,000	(1)	*	%
John P. Stenbit	Director	100,000	(1)	*	%
Robert J. Untracht	Director	102,892	(1)	*	%

	Total Current Named Executive Officers and Directors
		4,814,285

*	Less than 1%

Footnotes to Named Executive Officers and Directors:
(1)	Includes the following shares which could be acquired upon the exercise of stock options exercisable within 60 days of April 7, 2006:

Mr. Bauman	15,000
Mr. Bowes	100,000
Mr. Eide	10,250
Mr. Handy	12,500
Mr. Hanger	50,000
Mr. Hart	1,250
Mr. Lewis	29,000
Ms. McCarthy	288,050
Mr. Myers	—
Dr. Reagan	25,000
Mr. Rodin	25,000
Mr. Stenbit	100,000
Mr. Untracht	102,892
(2)	Mr. Eide was promoted to Senior Vice President, Professional Services in August 2005.

(3)	Mr. Handy was promoted to Senior Vice President, Chief Financial Officer and Corporate Secretary in December 2005.

(4)	Mr. Hart was promoted to Corporate Controller in December 2005.

(5)	Ms. McCarthy (formerly Ms. Wood) was promoted to President and Chief Operating Officer in December 2005.

(6)	Includes (i) 388,088 shares held directly by the Paula K. Mathis Revocable Trust over which Mr. Myers holds sole voting power for as long as Mr. Myers is an officer, executive, and/or director and is involved in the daily operations of the Company; and (ii) 11,667 shares owned beneficially and of record by Melissa Myers, Mr. Myers’ daughter. Melissa Myers is economically dependent on Mr. Myers and, as a result, Mr. Myers holds an indirect beneficial ownership interest in such shares.

EXECUTIVE COMPENSATION
Report of the Compensation Committee
     The Compensation Committee (the “Committee”) currently consists of Messrs. Bowes, Lewis, and Reagan, none of whom is an employee of the Company. The Board designates the members and the Chairman of the Committee. Currently, the Chairman of the Committee is Dr. Joseph Reagan.
     The Committee oversees the general compensation plan of the Company and sets the specific compensation of the Company’s chief executive officer, the chief operating officer, and the chief financial officer, (the “Senior Executives”) and the executive vice presidents, and reviews the chief executive officer’s annual compensation plan for levels other than the Senior Executives. The Committee also oversees the development processes for Senior Executives and future Senior Executive candidates. The compensation programs have been designed to ensure that the compensation paid to the Senior Executives is substantially linked to both Company and individual performance. Accordingly, a significant portion of the compensation for which a Senior Executive is eligible is comprised of variable components based upon individual achievement and Company performance measures. In addition, the Committee evaluates and oversees the Company’s stock incentive plans.
Executive Compensation Principles
     The design and implementation of the Company’s executive compensation programs are based on a series of general principles. These principles may be summarized as follows:
     • Align the interests of management and shareholders to build shareholder value by the encouragement of consistent, long-term Company growth.
     • Attract and retain key Senior Executives whose abilities are considered essential to the long-term success and competitiveness of the Company.
     • Support a performance oriented environment that rewards achievement of internal Company goals and recognizes Company performance compared to the performance of similar situated companies;
     • Motivate key Senior Executives for long-term strategic management and the enhancement of shareholder value through stock option awards.

Components of Executive Compensation in Fiscal 2005
     The Company’s Senior Executive compensation package is comprised of the following components:
     • Base Salary;
     • Incentive Cash Bonus;
     • Long-Term Incentives; and
     • Benefits and Perquisites.
Base Salary
     Base salaries are the fixed component of the Senior Executive’s compensation package. Base salary is established for each Senior Executive in accordance with the Company’s standard payroll practices for its executive officers and is reflected in the Senior Executives’ employment agreements. The Committee annually reviews the employment agreements to ensure appropriateness and increases to base salary are made to reflect Company performance, competitive market increases and individual factors.
Incentive Cash Bonus
     Each Senior Executive’s incentive cash bonus opportunity is reflected in the Senior Executive’s employment agreement and subsequently reviewed annually
Long-Term Incentives
     Long-term incentives are provided through stock option grants. During 2005, these grants were pre-defined in each Senior Executive’s employment agreement. These option grants are intended to motivate the Senior Executives to manage the business to improve long-term Company performance. Option grants are made with exercise prices equal to the market price of the shares on the date of grant and will be of no value unless the market price of the Company’s outstanding common shares appreciates, thereby aligning a substantial part of the Senior Executive’s compensation package with the return realized by the shareholders.
     During fiscal year 2005, the Committee granted stock options to the Named Executive Officers as set forth in the table entitled “Option Grants in Last Fiscal Year to Named Executive Officers.” The committee believes that stock options encourage long-term Company stock ownership, and therefore that such grants are in the best interests of the Company and its shareholders.
     Eligible Senior Executives may also participate in the Company’s Amended and Restated Employee Stock Purchase Plan (the “ESPP”). Under this program, eligible employees may authorize payroll deductions of up to 15% of their bi-weekly base pay. The amounts are accumulated and, at the end of each quarter are used to purchase shares of the Company’s Common Stock at 95% of the fair market value of the Company’s Common Stock on the Purchase Date (as defined in the plan)

Benefits and Perquisites
     The benefits and perquisites component of executive compensation is generally similar to that which is offered to all of the Company’s employees or that are typical in the industry for an executive’s position or circumstances.
Chief Executive Officer Compensation
     In setting the compensation payable to the chief executive officer, the goal is to provide compensation competitive with other companies in the industry while at the same time making a significant percentage of the chief executive officer’s potential earnings subject to consistent, positive, long-term Company performance. In general, the factors utilized in determining the chief executive office’s compensation were similar to those applied to the other executive officers in the manner described in the preceding paragraphs.
Compensation Committee Interlocks and Insider Participation
     As previously noted, as of December 31, 2005, the members of the Compensation Committee were Messrs. Bowes, Lewis, and Reagan. Mr. Albert S. Nagy also served on the Committee during 2005 prior to retiring from the Board of Directors effective April 12, 2005. None of the members of the Compensation Committee was at any time during fiscal year 2005 or at any other time an officer or employee of the Company. There are no Compensation Committee interlocks between the Company and other entities involving the Company’s executive officers and Board members who serve as executive officers or Board members of such other entities.
The Compensation Committee:
Joseph B. Reagan, Chairman
William C. Bowes
J. Christopher Lewis

Named Executive Officers of the Company
     Set forth below is certain information with respect to the Company’s current Named Executive Officers, including the business experience of each during the past five years.

		Named
		Executive
		Officer
Name	Age	Since	Current Office

Steven S. Myers	59	1982	Chairman and Chief Executive Officer
Cathy L. McCarthy	58	2001	President and Chief Operating Officer
G. Timothy Bauman	54	2004	Executive Vice President, Sales and Marketing
Steve D. Handy	38	2003	Senior Vice President, Chief Financial Officer & Corp Secretary
Daniel R. Hart	32	2005	Corporate Controller
Thomas A. Eide	39	2005	Senior Vice President, Professional Services
     Steven S. Myers has served as the Company’s Chief Executive Officer and Chairman of the Board for most of the Company’s existence. Mr. Myers has managed some of the largest proposals created by the aerospace industry, supporting the nation’s most crucial space and defense programs. Prior to forming the Company, Mr. Myers was Vice President of Marketing for Loral Data Systems and held several other key management and technical positions within the aerospace and defense industry with Ball Aerospace Systems Division, Fairchild Space and Electronics Company, and Watkins-Johnson Company. Mr. Myers also serves as Chairman of SummitJets, Inc., an aircraft leasing company. Mr. Myers has spearheaded a number of innovations in business aviation and is an accomplished aviator with seven jet type ratings. At the invitation of the Russian Foreign Minister, Mr. Myers became the first American to fly a non-military aircraft across the Bering Straits, through Siberia and down the Kamchatka Peninsula. As a result of this historic trip, Mr. Myers formed one of the first post-Cold War Russian-American joint ventures. Its purpose was to convert the military air base at Petropavlovsk into a refueling base for international cargo and passenger carriers. Mr. Myers currently serves on the Advisory Board of QuantumSphere, Inc. a manufacturer of metallic nanopowders for markets demanding advanced material applications. Mr. Myers holds a Bachelor of Science degree in Mathematics from Stanford University in California.
     Cathy L. McCarthy currently serves as President and Chief Operating Officer. Ms. McCarthy became an officer of the Company in November 2001 and served as Executive Vice President, Chief Financial Officer and Corporate Secretary. Ms. McCarthy is also the President of Financial Management Partners, a consulting firm that specializes in financial consulting. Prior to entering into her Employment Agreement with the Company in 2001, Ms. McCarthy served as Executive Vice President, Chief Financial Officer and Secretary for PIA Merchandising, Inc. Ms. McCarthy has also served in various capacities at Wherehouse Entertainment, Inc., and served as a Vice President at Mellon Bank, N.A. Ms. McCarthy currently serves on the Board of Directors of Goodwill Industries and the Orange County Advisory Board of City National Bank.

     G. Timothy Bauman currently serves as Executive Vice President, Sales & Marketing. Immediately prior to joining the Company and from July 2003, Mr. Bauman was with Oracle Consulting as a Senior Manager in their State and Local government business. From October 2001 to April 2003, Mr. Bauman was Vice President of Sales of WRQ, Incorporated, a privately held software company that provides host access and host integration software and services solutions. From February 2001 to October 2001, Mr. Bauman was Director of Sales for Safeharbor Technology, a Seattle-based start up that builds and manages web-based graphical CRM solutions. From January 1999 to December 2000, Mr. Bauman was Vice President, Sales and Business Development for Appliant.com Incorporated, a performance management services startup with a focus on enterprise applications and e-commerce. Mr. Bauman received his Bachelor of Administration in Business Administration from Bloomsburg State University at Pennsylvania.
     Steve D. Handy currently serves as Senior Vice President, Chief Financial Officer and Corporate Secretary. Immediately prior to this he held the position of Vice President, Corporate Controller. Mr. Handy joined the Company in December 2001 as Assistant Corporate Controller. Prior to joining the Company, Mr. Handy was Director of Finance for Transnational Computer Technology, Inc., where, among other functions, he implemented worldwide controls, policies and procedures. From 2000 to 2001, Mr. Handy was Corporate Controller of Futurelink Corporation where he directed all facets of the monthly internal financial reporting, including quarterly and annual SEC reporting. Previous to this Mr. Handy served as Senior Auditor, Business Advisory and Audit Services for Deloitte & Touche LLP. Mr. Handy planned and executed financial statement audits and reviews with emphasis on the high technology and healthcare markets. Mr. Handy is licensed through the State of California as a Certified Public Accountant. Mr. Handy currently serves on the Board of Directors of the Blind Children’s Learning Center of Orange County. Mr. Handy holds a Bachelor of Science degree in Administration with an emphasis in accounting, from California State University, San Marcos in California.
     Thomas A. Eide currently serves as Senior Vice President, Professional Services. Mr. Eide joined the company in September 1993 as a consulting associate. He has served in a variety of consulting roles with all of the company’s strategic clients, ultimately becoming a Proposal Manager. In October 2001, he was named the Proposal Development Center (PDC) Lead at Lockheed Martin Aeronautics and was promoted to Vice President and Account Executive for the Lockheed Martin Aeronautics account in January 2004. His responsibilities included all SM&A activities relating to Joint Strike Fighter, the F/A-22 Raptor and the Advanced Development Programs organization, commonly referred to as the Skunkworks. He moved to SM&A Headquarters in January 2005 as Vice President, Product Development responsible for the development and maintenance of the company’s consulting service offerings relating to Competition Management and Performance Assurance. He assumed his current duties in August 2005. Mr. Eide graduated with honors and academic distinction from the U.S Air Force Academy with a Bachelor of Science in Astronautical Engineering. He also received a Master of Science in Telecommunications from the Interdisciplinary Telecommunications Program at the University of Colorado, Boulder.
     Daniel R. Hart currently serves as Corporate Controller. Mr. Hart joined the Company in March of 2003 as Director of Internal Audit and was promoted to Assistant Corporate Controller in 2004. Prior to joining the Company, Mr. Hart was the Corporate Controller of Biolase Technology, Inc., a medical laser manufacturing company, where he successfully assisted in acquisitions, a public equity offering, and a financial system implementation. Previous to that assignment, he worked as Controller and Senior Financial Analyst for Tri-Star Laminates, Inc., and Futurelink Corporation, respectively. Mr. Hart began his career at Deloitte & Touche LLP, where he served as a Senior Auditor, Business Advisory & Audit Services. During his tenure at Deloitte & Touche LLP, Mr. Hart planned and executed financial statement audits, assisted in initial public offerings, and received his Certified Public Accountant license in the State of California. He is a member of the American Institute of Certified Public Accountants (AICPA), the California State Board of Accountants, and the Institute of Internal Auditors (IIA). Mr. Hart graduated from the California Polytechnic State University at San Luis Obispo, where he earned a Bachelor of Science degree in Business Administration and Accounting.

Table 1: Summary Named Executive Officer Compensation Table
     The following table sets forth information concerning compensation paid to the Company’s Chief Executive Officer and each of the four other executive officers of the Company who earned, or would have earned, salary and bonus in excess of $100,000 for services rendered to the Company for each of the fiscal years in the three-year period ended December 31, 2005 (the “Named Executive Officers”). Annual Compensation excludes perquisites and other personal benefits that, in the aggregate, do not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer.

					Long Term
					Compensation
					Awards
					Securities
					Underlying
Name and Principal		Annual Compensation			Stock	All Other
Position	Year	Salary	Bonus		Options	Compensation

Chief Executive Officer and Chairman of the Board Steven S. Myers	2005	$600,000	$400,000	(1)	—	$—
	2004	$600,000	$400,000		—	$—
	2003	$600,000	$400,000		—	$—

President and Chief Operating Officer Cathy L. McCarthy	2005	$400,000	$199,876	(2)	100,000	$—
	2004	$400,000	$226,364		100,000	$—
	2003	$365,000	$300,068		50,000	$—

Executive Vice President, Sales and Marketing G. Timothy Bauman	2005	$275,000	$239,518	(3)	—	$36,000	(4)
	2004	$140,673	$75,000		60,000	$12,300
	2003	$—	$—		—	$—

Senior Vice President,Chief Financial Officer & Corporate Secretary Steve D. Handy	2005	$164,042	$33,516	(5)	—	$—
	2004	$138,462	$40,000		—	$3,000
	2003	$104,230	$42,000		25,000	$—

Senior Vice President, Professional Services Thomas A. Eide	2005	$194,231	$58,107	(6)	15,000	$6,920	(7)
	2004	$191,875	$118,503		10,000	$4,000
	2003	$216,450	$47,271		—	$8,296

Corporate Controller Daniel R. Hart	2005	$97,500	$19,009	(8)	—	$—
	2004	$67,018	$13,750		5,000	$—
	2003	$—	$—		—	$—

Footnotes to Table 1:

(1)	This includes a $391,230 bonus earned and paid to Mr. Myers in 2005. In addition, this includes a $8,770 bonus earned by Mr. Myers in 2005 and paid in 2006.

(2)	This includes a $180,568 bonus earned and paid to Ms. McCarthy in 2005. In addition, this includes a $19,308 bonus earned by Ms. McCarthy in 2005 and paid in 2006.

(3)	This includes a $195,771 bonus earned and paid to Mr. Bauman in 2005. In addition, this includes a $43,747 bonus earned by Mr. Bauman in 2005 and paid in 2006.

(4)	Pursuant to the terms of Mr. Bauman’s offer of employment, this represents monthly lease payments made directly to the landlord of the residence in Orange County, California occupied by Mr. Bauman. The Company also provides a company-owned vehicle for Mr. Bauman’s use while at this temporary residence. Mr. Bauman’s permanent residence is in the state of Washington.

(5)	This includes a $31,345 bonus earned and paid to Mr. Handy in 2005. In addition, this includes a $2,171 bonus earned by Mr. Handy in 2005 and paid in 2006.

(6)	This includes a $34,850 bonus earned and paid to Mr. Eide in 2005. In addition, this includes a $23,257 bonus earned by Mr. Eide in 2005 and paid in 2006.

(7)	Pursuant to the terms of Mr. Eide’s promotion effective August 2005, this represents monthly lease payments made directly to the landlord of the residence in Orange County, California occupied by Mr. Eide. The Company also provides a company-owned vehicle for Mr. Eide’s use while at this temporary residence. Mr. Eide’s permanent residence is in the state of Washington.

(8)	This includes a $17,923 bonus earned and paid to Mr. Hart in 2005. In addition, this includes a $1,086 bonus earned by Mr. Hart in 2005 and paid in 2006.

Table 2: Options Granted in Last Fiscal Year to Named Executive Officers
     The following table provides certain information concerning stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2005. This information includes hypothetical potential gains from stock options granted in the 2005 fiscal year. These hypothetical gains are based solely on assumed annual growth rates of 5% and 10% in the value of the Company’s Common Stock price over the five-year life of the stock options granted in 2005. These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only, and are not intended to predict future stock prices, which will depend upon market conditions and the Company’s future performance and prospects.

Individual Grants
		Percent of			Potential Realizable Value At
	Number of	Total Options			Assumed Annual Rates of Stock
	Securities	Granted to			Price Appreciation for
	Underlying	Employees	Exercise or		Option Term(2)
	Options	In Fiscal	Base Price(1)	Expiration	5%	10%
Name	Granted	Year 2005	($/Sh)	Date	($)	($)

Thomas E. Eide	15,000	2.87%	$8.75	08/01/2015	82,542	209,178
Cathy L. McCarthy	100,000	19.12%	$8.45	01/03/2015	531,415	1,346,712
Footnotes to Table 2:

(1)	Pursuant to applicable regulations, these amounts represent certain assumed rates of appreciation only. Actual gain, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in this table may not necessarily be achieved.

(2)	The options were granted at an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant. The exercise price may be paid by delivery of cash or with shares of SM&A Common Stock already owned, subject to certain conditions. As of April 7, 2006, the last sale price of the Company’s Common Stock as quoted on the Nasdaq National Stock Market was $6.35.

Table 3: Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values by Named Executive Officers
     The following table provides certain information regarding stock options exercised by the Named Executive Officers during the fiscal year ended December 31, 2005, as well as the number of exercisable and unexercisable in-the-money stock options and their values at fiscal year-end. An option is in-the-money if the fair market value for the underlying securities exceeds the exercise price of the option.

					Value of Unexercised
	Shares		Number of Unexercised		In-the-Money
	Acquired		Options at		Options at
	on	Value	December 31, 2005		December 31, 2005(1)
Name	Exercise	Realized	Exercisable/Unexercisable		Exercisable/Unexercisable

Steve D. Handy	12,500	$63,000	—	18,750	$—	$91,750
Cathy L. McCarthy	50,000	$348,450	266,175	90,625	$591,347	$48,656
Footnotes to Table 3:

(1)	Calculated on the basis of $8.23, the closing price of the Company’s Common Stock on December 30, 2005, minus the exercise price of the option, multiplied by the number of shares subject to the option.

Equity Compensation Plan Information
     The following table provides information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans and arrangements as of December 31, 2005. The material terms of these plans are described in the notes to consolidated financial statements on Form 10-K for period ending December 31, 2005.

Number of
securities remaining
	Number of securities		available for future
	to be issued upon	Weighted-average	issuance under equity
	exercise of	exercise price of	compensation plans
	outstanding options,	outstanding options,	(excluding securities
	warrants and rights	warrants and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans Approved by Shareholders

Second Amended & Restated
Equity Incentive Plan	1,538,898	$7.56	1,875,994

Amended & Restated ESPP	1,255,426 (1)	N/A (2)	144,574

Equity Compensation Plans Not Approved by Shareholders
None	N/A	N/A	N/A
Footnotes to Equity Compensation Plan Information:

(1)	Includes 19,517 shares of the Company’s Common Stock distributed to plan participants on or about January 13, 2006, in connection with the December 31, 2005 Purchase Date under the Amended and Restated ESPP.

(2)	Under the Amended and Restated ESPP, the purchase price per share of Common Stock is 95% of the fair market value as determined in accordance with the plan and Section 423 of the Internal Revenue Code and applicable regulations thereunder.

Employment Agreements
     Steven S. Myers, Chief Executive Officer and Chairman of the Board.
     The Company and Mr. Myers entered into an Employment Agreement, effective February 1, 2000, pursuant to which Mr. Myers is to serve as the Company’s Chief Executive Officer and Chairman of the Board. This agreement has been amended by an Amendment No. 1, dated December 29, 2000, an Amendment No. 2, dated April 12, 2002, an Amendment No. 3, dated January 30, 2003, an Amendment No. 4, dated January 20, 2003; Amendment No. 5 correcting the Amendment No. 4 year to 2004; and an Amendment No. 6 dated April 17, 2006. As amended, the agreement provides for a term ending January 31, 2007, an annual base salary of $500,000 and incentive compensation calculated quarterly as follows: (a) For the period January 1 through June 30, 2006, Mr. Myers will receive incentive compensation in the amount of 3.25% of SM&A’s earnings before interest, taxes, depreciation and amortization charges (“EBITDA”) for each calendar quarter. The incentive compensation to be received for any fiscal quarter shall be paid to Mr. Myers within 45 days after the end of that quarter; (b) Beginning on July 1, 2006, Mr. Myers will receive incentive compensation for the second half (July 1 through December 31, 2006) revenue in the amount of 0.6% times the second half revenue. Notwithstanding the above, no incentive compensation will be paid if revenue of SM&A is less than $70 million for the full fiscal year 2006. Additionally, beginning on October 20, 2006, if the Chief Financial Officer of SM&A believes based upon a reasonable determination that SM&A’s revenues will exceed the $70 million threshold for fiscal year 2006, Mr. Myers will be eligible to receive a portion of the incentive compensation payment following the third quarter and prior to the end of the fourth quarter, in the amount determined by the Chief Financial Officer to be equal to 0.6% of revenues for the fiscal third quarter and the applicable portion of the fourth quarter; and (c) There is no maximum dollar amount on the incentive compensation that may be earned pursuant to (a) and (b).
     Mr. Myers and his dependents are entitled to receive reimbursement for documented medical expenses not otherwise covered by the Company’s medical plan and long-term care and disability insurance coverage. Mr. Myers may not compete with the Company during the term of the agreement, and may not solicit any employees to leave their employment with the Company for a period of two years following the expiration of the term of the agreement. Mr. Myers has an obligation to keep confidential and protect the trade secrets and other confidential information of the Company and its customers.
     The Company may terminate the agreement at any time for “Cause” (as defined therein), or without “Cause” on 30 days’ prior notice. Mr. Myers may resign at any time on 30 days’ prior notice. If Mr. Myers is terminated without “Cause,” or if he resigns for “Good Reason” (as defined in the agreement), he will receive his base salary, health and welfare benefits and a car allowance for the shorter of twelve months or until the expiration of the term of the agreement, and he will receive the pro rata portion of any incentive bonus which has been earned through the date of his termination. Upon the occurrence of a change of control of the Company, all of Mr. Myers’ outstanding stock options will, to the extent unvested, vest in full and be immediately exercisable, and shall remain exercisable for the shorter of two years or their expiration according to their terms.
     Cathy L. McCarthy, President and Chief Operating Officer
     The Company and Ms. McCarthy entered into an Employment Agreement, effective November 1, 2001, pursuant to which Ms. McCarthy was to serve as the Company’s Executive Vice President, Chief Financial Officer and Corporate Secretary. This agreement has been amended by an Amendment No. 1, dated October 4, 2002, an Amendment No. 2, dated January 30, 2003, an Amendment No. 3, dated January 20, 2004, and Amendment No. 4, dated July 12, 2004 correcting Amendment No. 3. Ms. McCarthy was promoted to President and Chief Operating Officer in December 2005. The Company subsequently entered into Amendment No. 5 dated April 17, 2006. As amended, the agreement provides for: (a) Second incentive bonus wherein if SM&A has at least $70 million in fiscal 2006 revenues, Ms. McCarthy will be eligible to receive incentive compensation in the amount of $10,000 per $1 million in revenue for fiscal 2006 in excess of $70 million. The maximum second incentive bonus is $100,000; and (b) In lieu of an automobile allowance, SM&A shall lease, at a cost of no more than $1,300.00 per month, an automobile of Ms. McCarthy’s choice. In addition, the reasonable cost of annual insurance, fuel, maintenance, cleaning and repair shall be borne by SM&A.

     Ms. McCarthy maintains an annual base salary of $400,000 and an annual incentive bonus in an amount equal to 1.5% of the Company’s EBITDA, calculated and paid quarterly. Ms. McCarthy also receives an annual stock option grant for the purchase of 100,000 shares of the Company’s common stock at an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant. These options vest and become exercisable in 16 quarterly installments. Ms. McCarthy and her dependents are entitled to reimbursement for documented medical expenses not otherwise covered by the Company’s medical plan and long-term care and disability insurance coverage. Ms. McCarthy may not compete with the Company during the term of the agreement, and may not solicit any employees to leave their employment with the Company for a period of two years following the expiration of the term of the agreement. Ms. McCarthy has an obligation to keep confidential and protect the trade secrets and other confidential information of the Company and its customers.
     The Company may terminate the agreement at any time for “Cause” (as defined therein), or without “Cause” on 30 days’ prior notice. Ms McCarthy may resign at any time on 30 days’ prior notice. If Ms. McCarthy is terminated without “Cause,” or if she resigns for “Good Reason” (as defined in the agreement), she will receive her base salary, and health and welfare benefits, for the shorter of twelve months or until the expiration of the term of the agreement, and she will receive the pro rata portion of any incentive bonus which has been earned through the date of her termination. If Ms. McCarthy is terminated without “Cause” or resigns for “Good Reason” within twelve months following a change of control of the Company, Ms. McCarthy will receive (i) a lump sum payment equal to her annual base salary for the shorter of the remainder of the term of the agreement or twelve months, and (ii) health and welfare benefits for the shorter of the remainder of the term of the agreement, the date which is 18 months from the date of the change of control, or the date which is 12 months from the date of termination. Upon the occurrence of a change of control, Ms. McCarthy will be entitled to a lump sum payment in an amount equal to her annual base salary, and all of her outstanding stock options will, to the extent unvested, vest in full and be immediately exercisable.

     Bennett C. Beaudry, Former President and Chief Operating Officer.
     The Company and Mr. Beaudry entered into an Employment Agreement, effective June 1, 2002, pursuant to which Mr. Beaudry was to serve as the Company’s President and Chief Operating Officer. This agreement was amended by an Amendment No. 1, dated January 30, 2003, an Amendment No. 2, dated January 20, 2004, and an Amendment No. 3 dated September 28, 2004 correcting Amendment No. 2. As amended, the agreement provided for a term ending December 31, 2006, an annual base salary of $300,000 for 2004, $330,000 for 2005. In addition to base salary, Mr. Beaudry received incentive compensation for each calendar quarter (beginning with the fourth quarter of 2004). Mr. Beaudry also was entitled to receive an annual stock option grant for the purchase of 100,000 shares of the Company’s common stock at an exercise price equal to the fair market value of the Company’s common stock on the date of grant. These options would vest and become exercisable in 16 quarterly installments. Mr. Beaudry and his dependents were entitled to reimbursement for documented medical expenses not otherwise covered by the Company’s medical plan and long term care and disability insurance coverage, and Mr. Beaudry received a housing allowance of $1,850 per month. Mr. Beaudry could not compete with the Company during the term of the agreement, and cannot solicit any employees to leave their employment with the Company for a period of two years following. Mr. Beaudry has an obligation to keep confidential and protect the trade secrets and other confidential information of the Company and its customers.
     Mr. Beaudry terminated employment as the Company’s President and Chief Operating Officer on March 30, 2005. Pursuant to the terms of Mr. Beaudry’s Employment Agreement, the Company is obligated to continue to (i) pay to Mr. Beaudry, in accordance with the Company’s customary payroll practices, his base salary in effect as of the termination date through the end of the year in which the departure occurred, and (ii) provide the same health and life insurance benefits as in effect on the termination date, in each case until the earliest to occur of (A) the first anniversary of the termination date, (B) the date upon which Mr. Beaudry becomes employed on a full-time basis (including, under certain circumstances, self-employment) or (D) the date upon which Mr. Beaudry violates any of his obligations under the Employment Agreement with respect to non-competition, non-recruitment of employees, non-solicitation of customers, and protection of proprietary information. In addition, the Company was obligated to pay Mr. Beaudry a pro-rated portion of any incentive compensation to which Mr. Beaudry would have been entitled for the Company’s current fiscal year and for the fiscal quarter in which his employment was terminated. The Company has fulfilled its obligations under the terms of the aforementioned Employment Agreement.

REPORT OF THE AUDIT COMMITTEE
     The Audit Committee (the “Committee”) oversees the Company’s financial reporting process on behalf of the Board of Directors and is directly responsible for the compensation, appointment and oversight of the Company’s independent auditors. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent auditors, Ernst & Young LLP (“Ernst & Young”) are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
     The Committee operates pursuant to a charter that can be found on the Company’s website at www.smawins.com under Investor Relations>Corporate Governance. Under its written charter, the Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, has direct access to the independent auditors as well as anyone in the Company, and has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. A copy of the Committee Charter will be provided, without charge, upon request by contacting the Corporate Secretary at SM&A, 4695 MacArthur Court, 8th Floor, Newport Beach, CA 92660.
     The Committee is composed of four independent directors. The Board of Directors has made a determination that each member of the Committee is independent and financially literate as required by the Sarbanes-Oxley Act and applicable SEC rules. The Board has also determined that one or more members of the Committee have accounting or related financial management expertise. The Board determined that Mr. Robert J. Untracht is an “audit committee financial expert” as defined by rules of the SEC. The Committee held five meetings during the fiscal year ended December 31, 2005, and has held one meeting since the end of such fiscal year, all of which were attended by all of the Committee members.
     In performing its oversight function, the Committee reviewed and discussed with management and the independent auditors, the audited financial statements and the quarterly operating results prior to their issuance. During 2005, management advised the Committee that the financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as modified or supplemented. The Committee has received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as currently in effect and has discussed such independence with the independent auditors. The Committee also reviewed the requirements and the Company’s progress in implementing the requirements of Section 404 of Sarbanes-Oxley Act of 2002 and related regulations. The Committee also reviews comments on accounting matters from the Securities and Exchange Commission.
     The Committee has also considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence, and has satisfied itself with respect to the independent auditors’ independence.
     Based on its reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

The Audit Committee:	Robert J. Untracht, Chairman
Dwight L. Hanger
Joseph B. Reagan
John P. Stenbit

SHAREHOLDER RETURN
Performance Graph
     Set forth below is a line graph comparing the cumulative total shareholder return on the Company’s Common Stock, based on its market price, with the cumulative total return of companies on The Nasdaq Stock Market (U.S. common stocks), and companies with the same Standard Industrial Classification Code (“SIC Code”), assuming reinvestment of dividends, for the period beginning January 29, 1998 through the Company’s fiscal year ended December 31, 2005. The Company’s Common Stock was initially offered to the public on January 29, 1998. On May 30, 2000 the Company’s Common Stock became listed on the Nasdaq Small Cap Market. Effective August 18, 2003 the Company was approved for re-listing on the Nasdaq National Market. This graph assumes that the value of the investment in the Company’s Common Stock and each of the comparison groups was $100 on January 30, 1998.
     SIC code 8742 most closely represents the Company’s current management consulting and performance assurance services. Representative companies within the Company’s SIC code include Accenture, BearingPoint, First Consulting Group and Resources Connection.
COMPARE CUMULATIVE TOTAL RETURN
AMONG SM&A
NASDAQ MARKET INDEX AND SIC CODE INDEX
ASSUMES $100 INVESTED ON DEC. 31,2000
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31,2005
FISCAL YEAR ENDING

	2000	2001	2002	2003	2004	2005

SM&A	100.00	296.00	421.71	1337.14	974.97	940.57
SIC CODE INDEX	100.00	91.68	57.39	78.41	82.96	89.30
NASDAQ MARKET INDEX	100.00	79.71	55.60	83.60	90.63	92.62

ADDITIONAL INFORMATION
Certain Relationships and Related Transactions
     The Company reviews all related party transactions for potential conflict of interest situations on an ongoing basis. All such transactions are reviewed and approved by the Company’s Audit Committee.
     The following describes certain transactions that have occurred during the Company’s fiscal year ending December 31, 2005:
     William C. Bowes. Effective May 17, 2004, the Company entered into a consulting agreement with Bowes Enterprises, a sole proprietorship, for the purpose of providing the Company with added technical expertise associated with its contracted client base. The agreement was renewed and continues until May 17, 2006. During the fiscal year ending December 31, 2005 a total of $2,714 in consulting fees were paid to Bowes Enterprises.
     Joseph B. Reagan. Effective August 9, 2004, the Company entered into a consulting agreement with Dr. Reagan for the purpose of providing the Company with added technical expertise associated with its contracted client base. The agreement was renewed and continues until January 1, 2007. During the fiscal year ending December 31, 2005 no payments were paid to or received from Dr. Reagan.
     SummitJets, Inc. The Company periodically leases aircraft from SummitJets, Inc., which is owned by the Company’s Chairman and Chief Executive Officer. The lease rate was determined through a review of prevailing market rates for such services. During the years ended December 31, 2005, the Company recorded an expense of $121,000. Of the $121,000 expensed in 2005, no balance remained in accounts payable as of December 31, 2005.
     Charitable Contributions. The Company provided charitable donations to two not-for-profit agencies, Goodwill Industries of Orange County and the Blind Children’s Learning Center of Orange County. Ms. Cathy L. McCarthy, the Company’s President and Chief Operating Officer, serves on the Board of Directors of Goodwill Industries of Orange Country and Mr. Steve D. Handy, the Company’s Senior Vice President, Chief Financial Officer and Corporate Secretary, serves on the Board of Directors of the Blind Children’s Learning Center of Orange County. The Company contributed a total of $18,000 during fiscal year ended December 31, 2005.
     Bennett C. Beaudry. In April 2005, the Company facilitated the exercising of stock options of Mr. Beaudry, the Company’s former President and Chief Operating Officer. Upon exercising of Mr. Beaudry’s options, the Company repurchased under its then-pending stock purchase plan, 150,625 shares for a total discounted cost of $1.2 million. The Company purchased the shares at a 3.6% discount to the then current market price.
     Albert S. Nagy. In April 2005, the Company facilitated the exercising of stock options of Mr. Nagy upon the retirement of Mr. Nagy from the Board of Directors. Upon exercising of Mr. Nagy’s options, the Company repurchased under its then-pending stock purchase plan, 200,000 shares for a total discounted cost of $1.7 million. The Company purchased the shares at a 3.6% discount to the then current market price.
     John R. Woodhull. In March 2005, the Company facilitated the exercising of stock options upon the retirement of Mr. Woodhull from the Board of Directors. Upon exercising of Mr. Woodhull’s options, the Company repurchased under its then-pending stock purchase plan, 15,000 shares for a total discounted cost of $117,000. The Company purchased the shares at a 3.6% discount to the then current market price.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934, and the regulations thereunder, requires the Company’s directors, executive officers and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities (“Reporting Persons”), to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the “SEC”). Such persons are also required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file with the SEC.
     To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during its fiscal year ended December 31, 2005, all Reporting Persons complied with all applicable filing requirements.

Submission of Shareholder Proposals for the 2007 Proxy Statement
     Shareholders are advised that any shareholder proposals and director nominations intended for consideration at the 2007 Annual Meeting and for consideration for inclusion in the proxy materials for that meeting, must be received by the Company no later than January 22, 2007 and must be in accordance with the requirements of the Company. Shareholders submitting proposals must direct them to the Corporate Secretary of the Company. It is recommended that shareholders utilize certified mail, return-receipt requested, in order to ensure timely delivery, at: Corporate Secretary, SM&A, 4695 MacArthur Court, Eighth Floor, Newport Beach, California 92660.
Cost of Proxy Solicitation
     It is contemplated that the solicitation of proxies in 2006 will be made primarily by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained.
Other Matters
     The Board of Directors knows of no matters to come before the Annual Meeting, other than as specified herein. If other business should, however, be properly brought before such meeting, the persons voting the proxies will vote them in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Steve D. Handy Steve D. Handy Senior Vice President, Chief Financial Officer and Corporate Secretary

Dated: May 1, 2006

Appendix A
AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN
PLAN DOCUMENT
June 6, 2006
     SM&A, a California corporation (the “Company”), originally established an Employee Stock Purchase Plan (the “Plan”) effective as of March 1, 1999. The Plan was amended and restated effective as of July 1, 1999. Subsequent amendments to the Plan followed by shareholder approval on May 18, 1999, June 6, 2001, June 5, 2002, June 10, 2003, June 8, 2004, and June 8, 2005.
ARTICLE 1
PURPOSE OF THE PLAN
          1.1 Purpose. The Company has determined that it is in its best interest to provide incentives to attract and retain employees and to increase employee morale by providing a program through which employees of the Company, and the Company’s subsidiaries as the Company’s Board of Directors (the “Board of Directors” or the “Board”) may from time to time designate (each a “Designated Subsidiary,” and collectively, “Designated Subsidiaries”), may acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company (“Company Stock”). The Plan is hereby established by the Company to permit employees to subscribe for, and purchase directly from the Company, shares of the Company Stock at a discount from the market price and to pay the purchase price in installments by payroll deductions. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). Accordingly, the provisions of the Plan shall be administered, interpreted, and construed in a matter consistent with the requirements of that section of the Code. The Plan is not intended to be an employee benefit plan under the Employee Retirement Income Security Act of 1974, and therefore is not required to comply with that Act.
ARTICLE 2
DEFINITIONS
          2.1 Compensation. “Compensation” means wages, tips, overtime pay, bonuses, commissions, and other Compensation reported on Form W-2. Compensation shall include any amounts contributed by the Employer pursuant to a salary reduction agreement that is not currently includible in the Participant’s gross income by reason of the application of Code Sections 125, 402(e)(3), 402(g)(3), 402(h)(1)(B), 403(b), 414(h)(2), or 457(b). Compensation excludes the sum of all of the following items, even if otherwise includible in gross income: (i) reimbursements or other expense allowances; (ii) cash and noncash fringe benefits; (iii) moving expenses; (iv) deferred compensation; and (v) welfare benefits.
          2.2 Eligibility Date. “Eligibility Date” means ninety (90) calendar days from an Employee’s initial date of employment with the Company or any of its Designated Subsidiaries.

          2.3 Employee. “Employee” means each person currently employed by the Company or any of its Designated Subsidiaries, any portion of whose income is subject to federal withholding of income or employment taxes, but excluding any persons employed by the Company or any Designated Subsidiary on a part-time (less than 20 hours per week) or temporary basis.
          2.4 Enrollment Date. “Enrollment Date” means the first day of each Offering Period (January 1, April 1, July 1, and October 1) under the Plan.
          2.5 Five Percent (5%) Owner. “5% Owner” means an Employee who, immediately after the grant of any rights under the Plan, would own Company Stock and/or hold outstanding options to purchase Company Stock possessing five percent (5%) or more of the total combined voting power of all classes of stock of the Company. For purposes of this Section, the ownership attribution rules of Code Section 425(d) shall apply.
          2.6 Offering Period. “Offering Period” means either of the three-month periods from January 1 through March 31, April 1 through June 30, July 1 through September 30, and October 1 through December 31 of each year.
          2.7 Participant. “Participant” means an Employee who has satisfied the eligibility requirements of Section 3.1 and has become a participant in the Plan in accordance with Section 3.2.
          2.8 Purchase Date. “Purchase Date” means the last day of each Offering Period (i.e., March 31, June 30, September 30 or December 31).
ARTICLE 3
ELIGIBILITY AND PARTICIPATION
          3.1 Eligibility. Subject to limitations imposed by Section 423(b) of the Code, each Employee of the Company or any Designated Subsidiary may become a Participant in the Plan on the Enrollment Date coincident with or next following the Eligibility Date.
          3.2 Participation. An Employee who has satisfied the eligibility requirements of Section 3.1 may become a Participant in the Plan upon his completion and delivery to the Company’s stock purchase coordinator, as designated by the Company, of an election notice form provided by the Company (the “Election Notice Form”) authorizing payroll deductions. Payroll deductions for a Participant shall commence on the Enrollment Date coincident with or next following the filing of the Participant’s Election Notice Form and shall remain in effect until revoked by the Participant by the filing of a notice of withdrawal from the Plan under Article 8 or by the filing of a new Election Notice Form providing for a change in the Participant’s payroll deduction rate in accordance with Section 5.
          3.3 Special Rules. Under no circumstances shall:
               (a) A 5% Owner be granted a right to purchase Company Stock under the Plan;
               (b) A Participant be entitled to purchase Company Stock under the Plan which, when aggregated with all other employee stock purchase plans of the Company, exceed an amount equal to the Aggregate Maximum. “Aggregate Maximum” means an amount equal to $25,000 worth of Company Stock (determined using the fair market value of such Company Stock at each applicable Enrollment Date) during each calendar year; or

               (c) The number of shares of Company Stock purchasable by a Participant on any Purchase Date exceed 2,500 shares, subject to periodic adjustments under Section 10.4.
ARTICLE 4
OFFERING PERIOD
          The initial grant of the right to purchase Company Stock under the Plan shall occur on July 1, 1999 and terminate on December 31, 1999. Thereafter, the Plan shall provide for Offering Periods commencing on each Enrollment Date and terminating on the next following Purchase Date.
ARTICLE 5
PAYROLL DEDUCTIONS
          5.1 Participant Election. Upon completion of the Election Notice Form, each Participant shall designate the amount of payroll deductions to be made from his or her paycheck to purchase Company Stock under the Plan. The amount of payroll deductions shall be designated in whole percentages of Compensation, not to exceed 15%. The amount so designated upon the Election Notice Form shall be effective as of the next payroll period and shall continue until terminated or altered in accordance with Section 5.2 below.
          5.2 Changes in Election. A Participant may terminate participation in the Plan at any time prior to the close of an Offering Period as provided in Article 8. A Participant may increase or decrease the rate of payroll deductions once during each Offering Period by completing and delivering to the Company’s stock purchase coordinator a new Election Notice Form setting forth the desired change. A Participant may also terminate payroll deductions and have accumulated deductions for the Offering Period applied to the purchase of Company Stock as of the next Purchase Date by completing and delivering to the stock purchase coordinator a new Election Notice Form setting forth the desired change. Any change under this Section shall become effective on the next payroll period (to the extent practical under the Company’s payroll practices) following the delivery of the new Election Notice Form.
          5.3 Participant Accounts. The Company shall establish and maintain a separate account (“Account”) for each Participant. The amount of each Participant’s payroll deductions shall be credited to his or her Account. No interest will be paid or allowed on amounts credited to a Participant’s Account. All payroll deductions received by the Company under the Plan are general corporate assets of the Company and may be used by the Company for any corporate purpose. The Company is not obligated to segregate such payroll deductions.
ARTICLE 6
GRANT OF PURCHASE RIGHTS
          6.1 Right to Purchase Shares. On each Purchase Date, each Participant shall have the right to purchase at the price determined under Section 6.2 that number of shares (including fractional shares) of Company Stock that can be purchased or issued by the Company based upon that price with the amounts held in his or her Account, subject to the limits set forth in Section 3.3. In the event that there are amounts held in a Participant’s Account that are not used to purchase Company Stock, such amounts shall be returned to the Participant, without interest.
          6.2 Purchase Price. The purchase price for any Offering Period shall be 95% of the Fair Market Value of Company Stock on the Purchase Date.

          6.3 Fair Market Value. “Fair Market Value” shall be determined as follows:
          (a) If the Company Stock is then listed or admitted to trading on the NASDAQ National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the NASDAQ National Market or principal stock exchange on which the Company Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the closing sale price of the Company Stock on the NASDAQ National Market or such exchange on the preceding day (prior day) on which a sale occurred.
          (b) If the Company Stock is not then listed or admitted to trading on the NASDAQ National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Company Stock in the over-the-counter market on the date of valuation.
          (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator (see Section 7.2) using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.
ARTICLE 7
PURCHASE OF STOCK
          7.1 Purchase of Company Stock. A Participant who does not, prior to a Purchase Date, notify the Company that such Participant does not want to purchase any shares of Company Stock pursuant to the Plan or that such Participant wants to purchase fewer than the maximum number of shares available for purchase, shall be deemed to elect to purchase the maximum number of shares of Company Stock (including fractional shares) purchasable with the amounts held in such Participant’s Account, at the purchase price determined under Section 6.2 above and, on each Purchase Date, the Plan shall purchase such shares on behalf of such Participant. In the event that there are amounts held in a Participant’s Account that are not used to purchase Company Stock, all such amounts shall be returned to the Participant, without interest.
          The Board or a Committee may, in its discretion, limit the purchase of Company Stock to only whole shares and not fractional shares.
          7.2 Delivery of Company Stock.
               (a) Company Stock acquired under the Plan shall be issued directly to a contract administrator (the “Administrator”) engaged by the Company to administer the Plan under Article 9. All Company Stock so issued (“Plan Held Stock”) shall be held in the name of the Administrator for the benefit of the Plan. The Administrator shall maintain accounts for the benefit of the Participants that shall reflect each Participant’s interest in the Plan Held Stock. Such accounts shall reflect the number of shares of Company Stock (including fractional shares) that are being held by the Administrator for the benefit of each Participant.

               (b) For share withdrawals, only whole shares of Company Stock will be issued to a Participant. The time of issuance and delivery of shares may be postponed for such period as may be necessary to comply with the registration requirements under the Securities Act of 1933, as amended, the listing requirements of any securities exchange on which the Company Stock may then be listed, or the requirements under other laws or regulations applicable to the issuance or sale of such shares. A payment will be made to a Participant for any fractional shares of Company Stock owned by the Participant. This payment shall be computed using the Fair Market Value of a share of Company Stock on the date the withdrawal is processed by the Company’s stock purchase coordinator. For shares of Company Stock sold by a Participant from his or her account maintained by the Administrator, the Participant shall receive credit for all whole and fractional shares at the actual price for which the shares were sold.
ARTICLE 8
WITHDRAWAL
          8.1 In Service Withdrawal. At any time prior to the Purchase Date of an Offering Period, a Participant may withdraw the amounts held in his or her Account by executing and delivering to the Company’s stock purchase coordinator written notice of withdrawal on the form provided by the Company. In such a case, the entire balance of the Participant’s Account shall be paid to the Participant, without interest, as soon as is practicable. Upon such notification, the Participant shall cease to participate in the Plan for the remainder of the Offering Period in which the notice is given. An Employee who has withdrawn under this Section 8.1 at least thirty (30) days prior to the Purchase Date of an Offering Period shall be excluded from participation in the Plan for the remainder of the Offering Period, but may then be reinstated as a participant for a subsequent Offering Period by executing and delivering a new Election Notice Form to the Company’s stock purchase coordinator. An Employee who has withdrawn under this Section 8.1 less than thirty (30) days prior to the Purchase Date of an Offering Period shall be excluded from participation in the Plan for the remainder of the Offering Period and for one (1) subsequent Offering Period, but may thereafter be reinstated as a participant for a subsequent Offering Period by executing and delivering a new Election Notice Form to the Company’s stock purchase coordinator.
          8.2 Termination of Employment. In the event that a Participant’s employment with the Company terminates for any reason, the Participant shall cease to participate in the Plan on the date of termination. As soon as is practical following the date of termination, the entire balance of the Participant’s Account shall be paid to the Participant, without interest.
ARTICLE 9
PLAN ADMINISTRATION
          9.1 Plan Administration.
               (a) The authority to control and manage the operation and administration of the Plan shall be vested in the Board of Directors or a committee (“Committee”) thereof. The Board or the Committee shall have all powers necessary to supervise the administration of the Plan and control its operations.
               (b) In addition to any powers and authority conferred on the Board or Committee elsewhere in the Plan or by law, the Board or the Committee shall have the following powers and authority:
                    (i) To designate agents to carry out responsibilities relating to the Plan;

                    (ii) To administer, interpret, construe and apply the Plan and to answer all questions which may arise or which may be raised under the Plan by a Participant, his beneficiary or any other person whatsoever;
                    (iii) To establish rules and procedures from time to time for the conduct of its business and for the administration and effectuation of its responsibilities under the Plan; and
                    (iv) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate, or convenient for the operation of the Plan.
               (c) Any action taken in good faith by the Board or the Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon a Participant and his beneficiaries. All discretionary powers conferred upon the Board shall be absolute.
          9.2 Limitation on Liability. No Employee or member of the Board or Committee shall be subject to any liability with respect to his or her duties under the Plan unless the person acts fraudulently or in bad faith. To the maximum extent permitted by law, the Company shall indemnify each member of the Committee and every other member of the Board, as well as any other Employee with duties under the Plan, against all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual’s duties under the Plan. This indemnity shall not apply, however, if: (a) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of those duties; or (b) the individual fails to assist the Company in defending against any such claim. The Company shall have the right to select counsel and to control the prosecution or defense of the suit. The Company shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Company consents in writing to the settlement or compromise.
ARTICLE 10
COMPANY STOCK
          10.1 Limitations on Purchase of Shares. The maximum number of shares of Company Stock that shall be made available for sale under the Plan shall be 1,500,000 shares, subject to adjustment under Section 10.4 below. The shares of Company Stock to be sold to Participants under the Plan will be issued by the Company. If the total number of shares of Company Stock that would otherwise be issuable pursuant to rights granted pursuant to Section 6.1 of the Plan at the Purchase Date exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available in as uniform and equitable manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares to each participant affected thereby and any unused payroll deductions shall be returned to such participant if necessary.
          10.2 Registration of Company Stock. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant.

          10.3 Changes in Capitalization of the Company. Subject to any required action by the shareholders of the Company, the number of shares of Company Stock covered by each right under the Plan which has not yet been exercised and the number of shares of Company Stock which have been authorized for issuance under the Plan but have not yet been placed under rights or which have been returned to the Plan upon the cancellation of a right, as well as the Purchase Price per share of Company Stock covered by each right under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Company Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board of Directors for the Company, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Company Stock subject to any right granted hereunder.
          10.4 Merger of Company. In the event that the Company at any time proposes to merge into, consolidate with, or enter into any other reorganization pursuant to which the Company is not the surviving entity (including the sale of substantially all of its assets or a “reverse” merger in which the Company is the surviving entity), then, to the extent permitted by applicable law: (i) any surviving corporation shall assume the rights theretofore granted or substitute for such rights new rights covering the shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and prices, or (ii) the Plan and the rights theretofore granted shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue the Plan, or to substitute similar options for those under the Plan, then the Board of Directors or its committee shall cause written notice of the proposed action to be given to the persons holding rights not less than 10 days prior to the anticipated effective date of the proposed transaction and, concurrent with the effective date of the proposed transaction, such rights shall be exercised automatically in accordance with Section 7.1 as if such effective date were a Purchase Date of the applicable Offering Period unless a Participant withdraws from the Plan as provided in Section 8.1.
ARTICLE 11
MISCELLANEOUS
          11.1 Amendment and Termination. The Plan shall terminate on December 31, 2008. Since future conditions affecting the Company cannot be anticipated or foreseen, the Company reserves the right to amend, modify, or terminate the Plan at any time. Notwithstanding the foregoing, no such amendment or termination shall affect rights previously granted, nor may an amendment make any change in any right previously granted which adversely affects the rights of any Participant. In addition, no amendment may be made without prior approval of the shareholders of the Company if such amendment would:
               (a) Increase the number of shares of Company Stock that may be issued under the Plan;
               (b) Materially modify the requirements as to eligibility for participation in the Plan; or
               (c) Materially increase the benefits that accrue to Participants under the Plan.
          11.2 Benefits Not Alienable. Benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article 8.

          11.3 No Enlargement of Employee Rights. The Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee or to be consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan shall be deemed to give the right to any Employee to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Employee at any time.
          11.4 No Additional Rights. Neither the adoption of the Plan nor the granting of any right to purchase stock hereunder shall affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law. Furthermore, no Employee shall have any rights as a Stockholder with respect to shares to be purchased under the Plan until time at which the Fair Market Value of the Common Stock is determined on the Purchase Date. Finally, except as provided in Section 10.4, no adjustments will be made for cash or stock dividends or other rights relating to Company Stock for which the record date is prior to the Purchase Date.
          11.5 Governing Law. To the extent not preempted by Federal law, all legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of California.
          11.6 Non-business Days. When any act under the Plan is required to be performed on a day that falls on a Saturday, Sunday or legal holiday, that act shall be performed on the next succeeding day which is not a Saturday, Sunday or legal holiday. Notwithstanding the above, Fair Market Value shall be determined in accordance with Section 6.3.
          11.7 Compliance With Securities Laws. Notwithstanding any provision of the Plan, the Committee shall administer the Plan in such a way to ensure that the Plan at all times complies with any requirements of Federal Securities Laws.

Appendix B
AGREEMENT AND PLAN OF MERGER
OF SM&A
A DELAWARE CORPORATION,
AND
SM&A
A CALIFORNIA CORPORATION
     This Agreement and Plan of Merger dated as of                     , 2006 (the “Agreement”) is between SM&A, a California corporation (“SM&A California”), and SM&A, a Delaware corporation (“SM&A Delaware”). SM&A Delaware and SM&A California are sometimes referred to in this Agreement as the “Constituent Corporations.”
R E C I T A L S
     A. SM&A Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 60,000,000 shares, 50,000,000 of which are designated “Common Stock,” $0.0001 par value, and 10,000,000 of which are designated “Preferred Stock,” $0.0001 par value. As of the date of this Agreement, 100 shares of SM&A Delaware Common Stock were issued and outstanding, all of which are held by SM&A California, and no shares of Preferred Stock were issued and outstanding.
     B. SM&A California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 60,000,000 shares, 50,000,000 of which are designated “Common Stock,” no par value and 10,000,000 of which are designated “Preferred Stock,” no par value. As of April 7, 2006, 19,606,259 shares of SM&A California Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding.
     C. The Board of Directors of SM&A California has determined that, for the purpose of effecting the reincorporation of SM&A California in the State of Delaware, it is advisable and in the best interests of SM&A California that SM&A California merge with and into SM&A Delaware upon the terms and conditions provided in this Agreement.
     D. The respective Boards of Directors of SM&A Delaware and SM&A California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.
A G R E E M E N T
     In consideration of the mutual agreements and covenants set forth herein, SM&A Delaware and SM&A California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:
          Merger.
          1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, SM&A California shall be merged with and into SM&A Delaware (the “Merger”), the separate existence of SM&A California shall cease and SM&A Delaware shall be, and is sometimes referred to below as, the “Surviving Corporation,” and the name of the Surviving Corporation shall be SM&A.
          1.2 Filing and Effectiveness. The Merger shall become effective upon completion of the following actions:
               (a) Adoption and approval of this Agreement and the Merger by the stockholders of each Constituent Corporation in accordance with the applicable requirements of the Delaware General Corporation Law and the California General Corporation Law;
               (b) The satisfaction or waiver of all of the conditions precedent to the consummation of the Merger as specified in this Agreement; and
               (c) The filing with the Secretary of State of Delaware of an executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law.
     The date and time when the Merger becomes effective is referred to in this Agreement as the “Effective Date of the Merger.”
          1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of SM&A California shall cease and SM&A Delaware, as the Surviving Corporation, (a) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (b) shall be subject to all actions previously taken by its and SM&A California’s Board of Directors, (c) shall succeed, without other transfer, to all of the assets, rights, powers and property of SM&A California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (d) shall continue to be subject to all of the debts, liabilities and obligations of SM&A Delaware as constituted immediately prior to the Effective Date of the Merger, and (e) shall succeed, without other transfer, to all of the debts, liabilities and obligations of SM&A California in the same manner as if SM&A Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.
          Charter Documents, Directors and Officers
          2.1 Certificate of Incorporation. The Certificate of Incorporation of SM&A Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.
          2.2 Bylaws. The Bylaws of SM&A Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.
          2.3 Directors and Officers. The directors and officers of SM&A Delaware immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.
          Manner of Conversion of Stock
          3.1 SM&A California Common Stock. Upon the Effective Date of the Merger, each one share of SM&A California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $0.0001 par value, of the Surviving Corporation. No fractional share interests of the Surviving Corporation shall be issued. In lieu thereof, each holder of shares of SM&A California shall receive from SM&A Delaware an amount of cash equal to the average closing prices of SM&A California Common Stock as quoted on the Nasdaq National Market for five (5) consecutive trading days ending three (3) business days prior to the closing date of the Merger. Any fractional share interests to which a holder would otherwise be entitled shall be aggregated so that no SM&A California shareholder shall receive cash in an amount greater than the value of one (1) full share of SM&A Delaware Common Stock.
          3.2 SM&A California Options, Stock Purchase Rights and Convertible Securities.
               (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue any and all stock option, stock incentive, employee benefit and other equity-based award plans heretofore adopted by SM&A California (the “Plans”). Each outstanding and unexercised option, other right to purchase, or security convertible into, SM&A California Common Stock (a “Right”) shall become, subject to the provisions in paragraph (c) hereof, an option, right to purchase, or a security convertible into the Surviving Corporation’s Common Stock, respectively, on the basis of one share of the Surviving Corporation’s Common Stock, as the case may be, for each one share of SM&A California Common Stock, issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such SM&A California Right at the Effective Date of the Merger. This paragraph 3.2(a) shall not apply to SM&A California Common Stock. Such Common Stock is subject to paragraph 3.1 hereof.
               (b) A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise or conversion of Rights equal to the number of shares SM&A California Common Stock so reserved immediately prior to the Effective Date of the Merger.
               (c) The assumed Rights shall not entitle any holder thereof to a fractional share upon exercise or conversion. In lieu thereof, any fractional share interests to which a holder of an assumed Right (other than an option issued pursuant to SM&A Delaware’s Plans) would otherwise be entitled upon exercise or conversion shall be aggregated (but only with other similar Rights which have the same per share terms). To the extent that after such aggregation, the holder would still be entitled to a fractional share with respect thereto upon exercise or conversion, the holder shall be entitled upon the exercise or conversion of all such assumed Rights pursuant to their terms (as modified herein), to one full share of Common Stock or Preferred Stock in lieu of such fractional share. With respect to each class of such similar Rights, no holder will be entitled to more than one full share in lieu of a fractional share upon exercise or conversion.

     Notwithstanding the foregoing, with respect to options issued under SM&A California’s Plans that are assumed in the Merger, the number of shares of Common Stock to which the holder would be otherwise entitled upon exercise of each such assumed option following the Merger shall be rounded down to the nearest whole number and the exercise price shall be rounded up to the nearest whole cent. In addition, no “additional benefits” (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.
          3.3 SM&A Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $0.0001 par value, of SM&A Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by SM&A Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.
          3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing SM&A California Common Stock may, at such holder’s option, surrender the same for cancellation to U.S. Stock Transfer Corporation, as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s Common Stock into which the surrendered shares were converted as provided herein. Until so surrendered, each outstanding certificate theretofore representing shares of SM&A California capital stock shall be deemed for all purposes to represent the number of whole shares of the appropriate class and series of the Surviving Corporation’s capital stock into which such shares of SM&A California capital stock were converted in the Merger.
     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of capital stock of the Surviving Corporation represented by such outstanding certificate as provided above.
     Each certificate representing capital stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of SM&A California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.
     If any certificate for shares of Surviving Corporation’s stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

          General.
          4.1 Covenants of SM&A Delaware. SM&A Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:
               (a) Qualify to do business as a foreign corporation in the State of California and irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.
               (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by SM&A Delaware of all of the franchise tax liabilities of SM&A California; and
               (c) Take such other actions as may be required by the California General Corporation Law.
          4.2 Further Assurances. From time to time, as and when required by SM&A Delaware or by its successors or assigns, there shall be executed and delivered on behalf of SM&A California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by SM&A Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of SM&A California and otherwise to carry out the purposes of this Agreement, and the officers and directors of SM&A Delaware are fully authorized in the name and on behalf of SM&A California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.
          4.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either SM&A California or SM&A Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of SM&A California or by the sole stockholder of SM&A Delaware, or by both.
          4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series of capital stock of such Constituent Corporation.
          4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, Delaware 19808. Corporation Service Company is the registered agent of the Surviving Corporation at such address.

          4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 4695 MacArthur Court, 8th Floor, Newport Beach, CA 92660 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.
          4.7 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
          4.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
     The undersigned authorized representatives of the Constituent Corporation have executed and acknowledged this Agreement as of the date first set forth above.

SM&A CALIFORNIA:

SM&A, a California corporation

By:

Name:
Title:

SM&A DELAWARE:

SM&A, a Delaware corporation

By:

Name:
Title:

Appendix C
FORM OF
CERTIFICATE OF INCORPORATION
OF
SM&A
(a Delaware corporation)
I.
     The name of this corporation is “SM&A” (the “Corporation”).
II.
     The address of the Corporation’s registered office in the State of Delaware is 2711 Centreville Road, Suite 400, Wilmington, County of New Castle, 19808. The name of its registered agent at such address is Corporation Service Company.
III.
     The purpose of this Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.
IV.
     A. Classes of Stock. This Corporation is authorized to issue two classes of stock to be designated, respectively, as “Common Stock” and “Preferred Stock”. The total number of shares which the Corporation is authorized to issue is sixty million (60,000,000) shares, each unit a par value of $0.0001 per share. Fifty million (50,000,000) shares shall be Common Stock and ten million (10,000,000) shares shall be Preferred Stock.
     B. Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate pursuant to the applicable law of the State of Delaware and within the limitations and restrictions set forth in this Certificate of Incorporation, to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status they had prior to the adoption of the resolution originally fixing the number of shares of such series.

V.
     The number of directors of the Corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors.
VI.
     In the election of directors of any class or series of capital stock of the Corporation shall be entitled to vote for each share held. No stockholder will be permitted to cumulate votes at any election of directors.
VII.
     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.
VIII.
     A. Except as otherwise provided in the Bylaws, the Bylaws may be amended or repealed or new Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote generally in the election of directors. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal Bylaws.
     B. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.
     C. Advance notice of stockholder nominations for the election of directors or of business to be brought by the stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
IX.
     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.
X.
     The Corporation shall have perpetual existence.

XI.
     A. To the fullest extent permitted by the General Corporation Law of Delaware but not limited to Section 102(b)(7) thereof, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with the approval of a corporation’s stockholders, further reductions in the liability of a corporation’s directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware as so amended.
     B. Any repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.
XII.
     A. To the fullest extent permitted by applicable law, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which Delaware law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law of Delaware, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to a corporation.
     B. Any repeal or modification of any of the foregoing provisions of this Article XII shall not adversely affect any right or protection of any such agent or other person existing at the time of, or increase the liability of any such agent or other person with respect to any acts or omissions of such agent or other person occurring prior to such repeal or modification.
XIII.
     The name and mailing address of the incorporator are as follows:
Irma Y. Eggert
c/o SM&A
4695 MacArthur Court, 8th Floor
Newport Beach, CA 92660.
Executed this                      day of                                         , 2006.

Irma Y. Eggert, Incorporator

Appendix D
FORM OF
BYLAWS
OF
SM&A
a Delaware corporation
(as adopted on __________________, 2006)

AMENDED AND RESTATED BYLAWS
Bylaws for the regulation, except as
otherwise provided by statute or its
Certificate of Incorporation
of
SM&A,
a Delaware corporation
ARTICLE I
OFFICES
          Section 1. Registered Office. The registered office of SM&A, a Delaware corporation (the “Corporation”), shall be fixed in the Certificate of Incorporation of the Corporation.
          Section 2. Other Offices. The Corporation shall also have and maintain a principal executive office at 4695 MacArthur Court, 8th Floor, Newport Beach, CA 92660 and may also have offices at such other places both within and without the State of Delaware as the Board of Directors (the “Board”) may from time to time determine or the business of the Corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
          Section 1. Place of Meetings. Meetings of stockholders shall be held either at the principal executive office of the Corporation or at any other place within or without the State of Delaware which may be designated either by the Board or by the written consent of all persons entitled to vote thereat, given either before or after the meeting and filed with the Secretary.
          Section 2. Annual Meetings. The annual meetings of the stockholders shall be held on such date and at such time as may be fixed by the Board. At such meetings, directors shall be elected and any other proper business may be transacted.
          Section 3. Special Meetings. Special meetings of the stockholders may be called at any time by the Board, the Chairman of the Board, or the Chief Executive Officer and many not be called by any other person or persons. Business transacted at any special meeting shall be limited to the purposes stated in the notice of the meeting.
          Section 4. Notice of Annual or Special Meeting. Written notice of each annual or special meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote thereat. Such notice shall state the place, date and hour of the meeting and (a) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (b) in the case of the annual meeting, those matters which the Board, at the time of the mailing

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of the notice, intends to present for action by the stockholders, but, subject to the provisions of applicable law, any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election.
     Notice of a stockholders’ meeting shall be given either personally or by mail or by other means of written communication, addressed to the stockholder at the address of such stockholder appearing on the books of the Corporation or given by the stockholder to the Corporation for the purpose of notice; or, if no such address appears or is given, at the place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission to the recipient. Any notice to stockholders may be given by electronic mail or other electronic transmission, in the manner provided by Section 232 of the Delaware General Corporation Law. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the of the giving of such notice. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after the meeting, and to the extent permitted by law, will be waived by any stockholder by attendance thereat, in person or by proxy, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.
     Notwithstanding the foregoing provisions of this Section 4, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder with respect to matters set forth in this Section 4.

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          Section 5. Quorum. A majority of the issued and outstanding stock entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to have less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairman of the meeting or (b) holders of a majority of the shares of stock entitled to vote who are present, in person or in proxy, shall have power to adjourn the meeting to another place (if any), date or time in accordance with Section 6 of this Article.
          Section 6. Adjourned Meeting and Notice Thereof. Any stockholders’ meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum (except as provided in Section 5 of this Article) no other business may be transacted at such meeting.
     It shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement at the meeting at which such adjournment is taken; provided, however, when any stockholders’ meeting is adjourned for more than thirty (30) days or, if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting.
          Section 7. Voting. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 8 of this Article, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements). Except as may be otherwise provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.
          Section 8. Record Date. The Board may fix, in advance, a record date for the determination of the stockholders entitled to notice of any meeting to vote or entitled to receive payment of any dividend or other distribution, or any allotment of rights, or to exercise rights in respect of any other lawful action. The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of the meeting nor more than sixty (60) days prior to any other action. When a record date is so fixed, only stockholders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to the exercise of the rights, as the case may be, notwithstanding any transfer of shares on the books of the Corporation after the record date. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting. The Board shall fix a new record date if the meeting is adjourned for more than thirty (30) days.
     If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the next business day next preceding the day on which the meeting is held. The record date for determining stockholders for any purpose other than set forth in this Section 8 or Section 10 of this Article shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth day prior to the date of such other action, whichever is later.

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          Section 9. Consent of Absentees. The transactions of any meeting of stockholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice, except as provided in the Certificate of Incorporation or these Bylaws.
          Section 10. Action Without Meeting. Subject to Section 228 of the Delaware General Corporation Law, any action which, under any provision of the Delaware General Corporation Law, may be taken at any annual or special meeting of stockholders, may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unless a record date for voting purposes be fixed as provided in Section 8 of this Article, the record date for determining stockholders entitled to give consent shall be the day on which the first written consent is given.
          Section 11. Proxies. Every person entitled to vote shares has the right to do so either in person or by one or more persons authorized by a written proxy executed by such stockholder and filed with the Secretary. Every proxy duly executed shall continue in full force and effect until revoked by the person executing it prior to the vote pursuant thereto effected by a writing delivered to the Corporation stating that the proxy is revoked or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or by attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no proxy shall be valid after the expiration of eleven months from the date of its execution unless otherwise provided in the proxy. The revocability of a proxy that states on its face hat it is irrevocable shall be governed by the provisions of Section 212(a) of the Delaware General Corporation Law.
          Section 12. Inspectors of Election. In advance of any meeting of stockholders, the Board may appoint any persons, other than nominees for office inspectors of election to act at such meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any such meeting may, and on the request of any stockholder or stockholder’s proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more stockholders or proxies, the majority of shares present shall determine whether one or three inspectors are to be appointed.
     The duties of such inspectors shall include: determining, and certifying as appropriate, the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and doing such acts as may be proper to conduct the election or vote with fairness to all stockholders. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.

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ARTICLE III
DIRECTORS
          Section 1. Powers. Subject to limitations of the Certificate of Incorporation, of these Bylaws and of the Delaware General Corporation Law relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board. The Board may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other person provided that the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Board shall have the following powers in addition to the other powers enumerated in these Bylaws:
          (a) To select and remove all the other officers, agents and employees of the Corporation, prescribe the powers and duties for them as may not be inconsistent with applicable law, with the Certificate of the Corporation or these Bylaws, fix their compensation and require from them security for faithful service.
          (b) To conduct, manage and control the affairs and business of the Corporation and to make such rules and regulations therefor not inconsistent with applicable law, or with the Certificate of the Corporation or these Bylaws, as they may deem best.
          (c) To adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time as in their judgment they may deem best.
          (d) To authorize the issuance of shares of stock of the Corporation from time to time, upon such terms and for such consideration as may be lawful.
          (e) To borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecation or other evidences of debt and securities thereof.

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          Section 2. Number of Directors. The authorized number of directors shall be, until changed by amendment of the Bylaws or by a Bylaw duly adopted by the holders of a majority of the outstanding capital stock entitled to vote thereon or a majority of the Board , such number as may from time to time be authorized by resolution of the Board or the stockholders, provided that such number shall not be less than five (5) nor more than nine (9).
          Section 3. Election and Term of Office. The directors shall be elected at each annual meeting of the stockholders, but if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of stockholders held for that purpose. Each director shall hold office until the next annual meeting and until a successor has been elected and qualified.
          Section 4. Vacancies. Any director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.
     Vacancies in the Board may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until the next annual meeting and until such director’s successor has been elected and qualified.
     A vacancy or vacancies in the Board shall be deemed to exist in the case of the death, resignation or removal of any director, or if the authorized number of directors be increased, or if the stockholders fail, at any annual or special meeting of stockholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.
     The Board may declare vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony.
     The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent requires the consent of a majority of the outstanding shares entitled to vote. If the Board accepts the resignation of a director tendered to take effect at a future time, the Board or the stockholders shall have power to elect a successor to take office when the resignation is to become effective.
     No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of the director’s term of office.

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          Section 5. Place of Meeting. Regular or special meetings of the Board shall be held at any place within or without the State of Delaware which has been designated from time to time by the Board. In the absence of such designation, regular meetings shall be held at the principal executive office of the Corporation.
          Section 6. Regular Meetings. Immediately following each annual meeting of stockholders, the Board shall hold a regular meeting for the purpose of organization, election of officers and the transaction of other business. Call and notice of all such regular meetings of the Board is hereby dispensed with. Other regular meetings of the Board shall be held without call on such dates and at such times as may be fixed by the Board, and shall be subject to the notice requirements set forth in Section 7 of this Article.
          Section 7. Special Meetings. Special meetings of the Board for any purpose or purposes may be called at any time by the Chief Executive Officer, Chairman of the Board, or by any two directors.
     Special meetings of the Board shall be held upon four (4) days’ written notice by mail or forty-eight (48) hours’ notice given personally or by telephone, telecopier, e-mail or other similar means of communication. Any such notice shall be addressed or delivered to each director at such director’s address as it is shown upon the records of the Corporation or as may have been given to the Corporation by the director for purposes of notice or, if such address is not shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held.
     Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient. Oral notice shall be deemed to have been given at the time it is communicated in person or by telephone or wireless, to the recipient or to a person at the office or residence of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.
          Section 8. Quorum. One third of the authorized number of directors or two directors, whichever is larger, constitutes a quorum of the Board for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board, unless a greater number be required by law or by the Certificate. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.
          Section 9. Participation in Meetings by Conference Telephone. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another.
          Section 10. Waiver of Notice. The transactions of any meeting of the Board, however called and noticed or wherever held, are as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding such a meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

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          Section 11. Adjournment. A majority of the directors present, whether or not a quorum is present, may adjourn any directors’ meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.
          Section 12. Fees and Compensation. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the Board.
          Section 13. Action Without Meeting. Any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action. Such consent or consents shall have the same effect as a unanimous vote of the Board and shall be filed with minutes of the proceedings of the Board.
          Section 14. Rights and Inspection. Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the Corporation and also of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and obtain extracts.
          Section 15. Committees. The Board may appoint one or more committees, each consisting of two or more directors, and delegate to such committees any of the authority of the Board except with respect to:
          (i) The approval of any action for which the Delaware General Corporation Law also requires stockholders’ approval;
          (ii) The filling of vacancies on the Board or in any committee;
          (iii) The fixing of compensation of the directors for serving on the Board or on any committee;
          (iv) The amendment or repeal of Bylaws or the adoption of new Bylaws;
          (v) The amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable;
          (vi) A distribution to the stockholders of the Corporation except at a rate or in a periodic amount or within a price range determined by the Board; or
          (vii) The appointment of other committees of the Board or the members thereof.
     Any such committee must be appointed by resolution adopted by a majority of the authorized number of directors and may be designated an Executive Committee or by such other name as the Board shall specify. The Board shall have the power to prescribe the manner in which proceedings of any such committee shall be conducted. In the absence of any such prescription, such committee shall have the power to prescribe the manner in which its proceedings shall be conducted. Unless the Board or such committee shall otherwise provide, the regular and

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special meetings and other actions of any such committee shall be governed by the provisions of this Article applicable to meetings and actions of the Board. Minutes shall be kept of each meeting of each committee.

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ARTICLE IV
OFFICERS
          Section 1. Officers. The officers of the Corporation shall be a Chief Executive Officer, a Secretary and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board, a Chairman of the Board, a President, a Chief Operating Officer, one or more Vice Presidents (who may be designated as executive or senior vice presidents as the Board may, from time to time, deem necessary), one or more Assistant Secretaries, one or more Assistant Financial Officers and such other officers as may be elected or appointed in accordance with the provisions of Section 3 of this Article. Any number of offices may be held by the same person.
          Section 2. Election. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually by, and shall serve at the pleasure of the Board, and shall hold their respective offices until their resignation, removal or other disqualification from service, or until their respective successors shall be elected.
          Section 3. Subordinate Officers. The Board may appoint, and may empower the Chief Executive Officer or the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time determine. Any officer appointed pursuant to this Section 3 may be removed, with or without cause, by the Board or any such officer upon whom the power of removal has been conferred by the Board at any time. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment.
          Section 4. Removal and Resignation. Any officer not appointed in accordance with the provisions of Section 3 or 5 hereof may be removed, either with or without cause, by the Board at any time. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment.
          Any officer may resign at any time by giving written notice to the Corporation, but without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
          Section 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.
          Section 6. Chairman of the Board. The Chairman of the Board, shall, if present, preside at all meetings of the Board and exercise and perform such other powers and duties as may be from time to time assigned by the Board.
          Section 7. Chief Executive Officer. The Chief Executive Officer, shall be subject to the control of the Board and have general supervision, direction and control of the business and the officers of the corporation. The Chief Executive Officer shall preside at all meetings of the stockholders and shall act as Chairman of the Board unless the Board has appointed a different person as Chairman.

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          Section 8. President; Chief Operating Officer. The President or the Chief Operating Officer has the general powers and duties of management usually vested in the office of president, general manager and chief operating officer of a corporation and such other powers and duties as may be prescribed by the Board. In the absence of the Chief Executive Officer, the President shall perform the duties required of the Chief Executive Officer under these Bylaws.
          Section 9. Vice President. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board or, if not ranked, the Vice President designated by the Board, shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board.
          Section 10. Secretary. The Secretary shall keep or cause to be kept, at the principal executive office and such other place as the Board may order, a book of minutes of all meetings of stockholders, the Board and its committees, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Board and committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof. The Secretary shall keep, or cause to be kept, a copy of the Bylaws of the Corporation at the principal executive offices or business office.
     The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation’s transfer agent or registrar, if one be appointed, a share register, or a duplicate share register, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.
     The Secretary shall give, or cause to be given, notice of all meetings of the stockholders of the Board and of any committees thereof required by these Bylaws or by law to be given, shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board.
          Section 11. Chief Financial Officer. The Chief Financial Officer is the principal financial officer of the Corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, and shall send or cause to be sent to the stockholders of the Corporation such financial statements and reports as are by law or these Bylaws required to be sent to them. The books of account shall at all times be open to inspection by any director.
     The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the Chief Executive Officer or the President or directors, whenever they request it, an account of all transactions entered into as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board.

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ARTICLE V
OTHER PROVISIONS
          Section 1. Inspection of Corporate Records. The Corporation shall, either at its principal executive offices or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, and other records.
          (a) Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.
          (b) A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in each such stockholder’s name, shall be open to the examination of any such stockholder for a period of at least ten (10) days prior to the meeting in the manner provided by law. The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.
          Section 2. Inspection of Bylaws. The Corporation shall keep in its principal executive office the original or a copy of these Bylaws as amended to date, which shall be open to inspection by stockholders at all reasonable times, during office hours. If the principal executive office of the Corporation is located outside the State of Delaware and the Corporation has no principal business office in such state, it shall upon the written notice of any stockholder furnish to such stockholder a copy of these Bylaws as amended to date.

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          Section 3. Endorsement of Documents; Contracts. Subject to the provisions of applicable law, any note, mortgage, evidence of indebtedness, contract, share certificate, conveyance or other instrument in writing and any assignment or endorsements thereof executed or entered into between the Corporation and any other person, when signed by the Chief Executive Officer, the Chairman of the Board, the President, the Chief Operating Officer or any Vice President and the Secretary, the Chief Financial Officer or any Assistant Financial Officer of the Corporation shall be valid and binding on the Corporation in the absence of actual knowledge on the part of the other person that the signing officers had no authority to execute the same. Any such instruments may be signed by another person or persons and in such manner as from time to time shall be determined by the Board, and, unless so authorized by the Board, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or amount.
          Section 4. Certificates of Stock. Every holder of shares of the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer or a Vice President and by the Chief Financial Officer or an Assistant Financial Officer or the Secretary or an Assistant Secretary, certifying the number of shares and the class or series of shares owned by the stockholder. Any or all of the signatures on the certificate may be facsimile. If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.
     Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board may provide; provided, however, that on any certificate issued to represent any partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.
     Except as provided in this section, no new certificate for shares shall be issued in lieu of an old one unless the latter is surrendered and cancelled at the same time. The Board may, however, if any certificate for shares is alleged to have been lost, stolen or destroyed, authorize the issuance of a new certificate in lieu thereof, and the Corporation may require that the Corporation be given a bond or other adequate security sufficient to indemnify it against any claim that may be made against it (including expense or liability) on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.
          Section 5. Representation of Shares of other Corporations. The President, the Chief Operating Officer, the Chief Executive Officer or any other officer or officers authorized by the Board, the Chief Executive Officer, the President, or the Chief Operating Officer are each authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted may be exercised either by any such officer in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officer.
          Section 6. Stock Purchase Plans. The Corporation may adopt and carry out a stock purchase plan or agreement or stock option plan or agreement providing for the issue and sale for such consideration as may be fixed of its unissued shares, or of issued shares acquired or to be acquired, to one or more of the employees or directors of the Corporation or of a subsidiary or to a trustee on their behalf and for the payment for such shares in installments or at one time, and may provide for aiding any such persons in paying for such shares by compensation for services rendered, promissory notes or otherwise.

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     Any such stock purchase plan or agreement or stock option plan or agreement may include, among other features, the fixing of eligibility for participation therein, the class and price of shares to be issued or sold under the plan or agreement, the number of shares which may be subscribed for, the method of payment therefor, the reservation of title until full payment therefor, the effect of the termination of employment and option or obligation on the part of the Corporation to repurchase the shares upon termination of employment, restrictions upon transfer of the shares, the time limits of and termination of the plan, and any other matters, not in violation of applicable law, as may be included in the plan as approved or authorized by the Board or any committee of the Board.
          Section 7. Construction and Definitions. Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the Delaware General Corporation Law shall govern the construction of these Bylaws.
ARTICLE VI
INDEMNIFICATION
          Section 1. Indemnification. The Corporation shall indemnify its officers and directors, and former officers and directors, for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by the Delaware General Corporation Law, as amended from time to time. The determination of whether any such person is eligible for indemnification under this Section 1 shall be made (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (b) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (c) by the stockholders; provided, however, that if a Change in Control (as defined below) has occurred and the person seeking indemnification so requests, a determination of whether such person is eligible for indemnification under this Section 1 shall be made in a written opinion rendered by independent legal counsel chosen by the person seeking indemnification and not reasonably objected to by the Board, and such determination shall be binding on the Corporation. The fees and expenses of such independent counsel shall be paid by the Corporation. For such purpose, (i) “independent legal counsel” shall mean legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or has performed services for the Corporation or the person seeking indemnification within the previous three years; and (ii) a “Change in Control” shall be deemed to have occurred if:
          (i) a majority of the directors of the Corporation shall be persons other than persons (A) who were directors of the Corporation on the date this Section was adopted, (B) for whose election proxies shall have been solicited by the Board or (C) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by newly created directorships or the death or resignation (but not removal) of a director;
          (ii) thirty percent (30%) or more of the outstanding shares of voting stock of the Corporation is acquired or beneficially owned (as defined in Rule 13d 3 under the Securities Exchange Act of 1934, as amended, or any successor rule thereto) by any person (other than the Corporation, a subsidiary of the Corporation or the person seeking indemnification) or group of persons, not including the person seeking indemnification, acting in concert;

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          (iii) the stockholders of the Corporation approve a definitive agreement or plan to (A) merge or consolidate the Corporation with or into another corporation (other than (1) a merger or consolidation with a subsidiary of the Corporation or (2) a merger in which the Corporation is the surviving corporation and no outstanding voting stock of the Corporation (other than fractional shares) held by stockholders immediately before the merger is converted into cash, securities, or other property), (B) sell or otherwise dispose of all or substantially all of the assets of the Corporation (in one transaction or a series of transactions) or (C) liquidate or dissolve the Corporation, unless a majority of the voting stock (or the voting equity interest) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Corporation (in the case of a merger, consolidation or disposition of assets) is, immediately following the merger, consolidation or disposition of assets, beneficially owned by the person seeking indemnification or a group of persons, including the person seeking indemnification, acting in concert; or
          (iv) the Corporation enters into an agreement in principle or a definitive agreement relating to an event described in clause (i), (ii) or (iii) above which ultimately results in an event described therein, or a tender or exchange offer or proxy contest is commenced which ultimately results in an event described therein.
          Section 2. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, against any liability or expense asserted against or incurred by such person in or arising from that capacity, or arising out of his or her status as such, whether or not the Corporation would otherwise have the power or the obligation to indemnify the person against such liability or expense. The Corporation shall not be obligated under these Bylaws to make any payment in connection with any claim made against any person if and to the extent that such person has actually received payment therefor under any insurance policy or policies.
          Section 3. Expenses Payable in Advance. Expenses (including attorneys’ fees and expenses) incurred by a director or officer, or a former director or officer, in defending, investigating, preparing to defend, or being or preparing to be a witness in, a threatened or pending action, suit, proceeding or claim against him or her, whether civil or criminal, shall be paid by the Corporation in advance of the final disposition of such action, suit, proceeding or claim upon receipt by the Corporation of a request therefor and an undertaking by or on behalf of the director or officer, or former director or officer, to repay such amounts if it ultimately shall be determined that he or she is not entitled to be indemnified by the Corporation.
ARTICLE VII
AMENDMENTS
     These Bylaws may be repealed, altered or amended or new Bylaws adopted at any meeting of the stockholders, either annual or special, by the affirmative vote of at least a majority of the stock entitled to vote at such meeting, unless a larger vote is required by these Bylaws or the Certificate of Incorporation. The Board shall also have the authority to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board) by unanimous written consent or at any annual, regular, or special meeting of the Board by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such Bylaws.

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Appendix E
FORM OF
INDEMNIFICATION AGREEMENT
     This Indemnification Agreement (the “Agreement”) is made as of ___, 200___, by and between SM&A, a Delaware corporation (the “Company”), and___(the “Indemnitee”).
RECITALS
A. The Company and Indemnitee recognize the increasing difficulty in obtaining liability insurance for directors, officers and key employees, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.
B. The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers and key employees to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.
C. Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and agents of the Company may not be willing to continue to serve as agents of the Company without additional protection.
D. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, and to indemnify its directors, officers and key employees so as to provide them with the maximum protection permitted by law.
AGREEMENT
     In consideration of the mutual promises made in this Agreement, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Company and Indemnitee hereby agree as follows:
          1. Indemnification.
               (a) Third Party Proceedings. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding, or investigation whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful.

               (b) Proceedings By or in the Right of the Company. The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) and, to the fullest extent permitted by law, amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld), in each case to the extent actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and its stockholders, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudicated by court order or judgment to be liable to the Company in the performance of Indemnitee’s duty to the Company and its stockholders unless and only to the extent that the court in which such action or proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.
               (c) Mandatory Payment of Expenses. To the extent that Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1(a) or Section 1(b) or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by Indemnitee in connection therewith.
               (d) Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:
                    (i) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board finds it to be appropriate; or
                    (ii) Claims under Section 16(b). To indemnify Indemnitee for expenses or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities and Exchange Act of 1934, as amended, or any similar successor statute.
     2. No Employment Rights. Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.
     3. Expenses; Indemnification Procedure.
          (a) Advancement of Expenses. The Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referred to in Section 1(a) or Section 1(b) hereof (including amounts actually paid in settlement of any such action, suit or proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby.
          (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the President or the Chief Executive Officer of the Company and shall be given in accordance with the provisions of Section 11(d) below. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

          (c) Procedure. Any indemnification and advances provided for in Section 1 and this Section 3 shall be made no later than thirty (30) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company’s Certificate of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company within thirty (30) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 10 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys’ fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Section 3(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties’ intention that if the Company contests Indemnitee’s right to indemnification, the question of Indemnitee’s right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.
          (d) Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 3(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.
          (e) Selection of Counsel. In the event the Company shall be obligated under Section 3(a) hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ counsel in any such proceeding at Indemnitee’s expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company.

     4. Additional Indemnification Rights; Nonexclusivity.
          (a) Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company’s Certificate of Incorporation, the Company’s Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes shall be deemed to be within the purview of Indemnitee’s rights and the Company’s obligations under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties’ rights and obligations hereunder.
          (b) Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company’s Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested members of the Company’s Board of Directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he or she may have ceased to serve in any such capacity at the time of any action, suit or other covered proceeding.
     5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.
     6. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or public policy may override applicable state law and prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission (the “SEC”) has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations.

     7. Officer and Director Liability Insurance. The Board shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company’s performance of its indemnification obligations under this Agreement. Among other considerations, the Board will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s directors, if Indemnitee is a director; or of the Company’s officers, if Indemnitee is not a director of the Company but is an officer; or of the Company’s key employees, if Indemnitee is not an officer or director but is a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Board determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a parent or subsidiary of the Company.
     8. Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company’s inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.
     9. Construction of Certain Phrases.
          (a) For purposes of this Agreement, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.
          (b) For purposes of this Agreement, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.
     10. Attorneys’ Fees. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys’ fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys’ fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee’s counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee’s material defenses to such action were made in bad faith or were frivolous.

     11. Miscellaneous.
          (a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
          (b) Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
          (d) Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by fax or 48 hours after being sent by nationally-recognized courier or deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth below or as subsequently modified by written notice.
          (e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
          (f) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns, and inure to the benefit of Indemnitee and Indemnitee’s heirs, legal representatives and assigns.
          (g) Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company to effectively bring suit to enforce such rights.
     The parties hereto have executed this Agreement as of the day and year set forth on the first page of this Agreement.
SM&A, a Delaware corporation

By:

Name:

Title:

Address:
4695 MacArthur Court, 8th Floor
Newport Beach, CA 92660
AGREED TO AND ACCEPTED:

Signature
Print Name:

Address:

Telephone:

          (g) Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company to effectively bring suit to enforce such rights.
     The parties hereto have executed this Agreement as of the day and year set forth on the first page of this Agreement.

SM&A, a Delaware corporation

By:

Name:

Title:

Address: 4695 MacArthur Court, 8th Floor Newport Beach, CA 92660

AGREED TO AND ACCEPTED:

[name]
(Signature)
Address:

Appendix F
SM&A
AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER
April 11, 2006
Role
The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of SM&A (the “Company”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting and reporting practices of the Company, the qualifications and independence of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company (the “Independent Auditor”) and such other duties as directed by the Board. The Committee’s role includes discussing with management the Company’s processes to manage financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee has sole authority over the appointment and replacement of the Independent Auditor and is directly responsible for compensation, retention, and oversight of the Independent Auditor.
Membership
The membership of the Committee shall consist of at least three directors. Each member shall meet the experience and independence requirements of the listing standards of the relevant public stock market and applicable laws and regulations. Each member will be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations will be followed in evaluating a member’s independence. Committee members will not serve simultaneously on the audit committees of more than two other public companies. The Board shall appoint the chairperson.
Operations
The Committee shall meet at least once each quarter. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee will be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision hereof, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of California.
Communications/Reporting
The Independent Auditor shall report directly to the Committee. The Committee is expected to maintain free and open communication with the Independent Auditor and the Company’s management. This communication will include periodic separate executive sessions with each of these parties.
Education
The Company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.
Authority
The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Responsibilities
The Committee’s specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Calendar. As the compendium of Committee responsibilities, the most recently updated Responsibilities Calendar will be considered to be an addendum to this Charter. The Committee will review and reassess the adequacy of this Charter annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices and recommend any proposed changes to the Board.
The Committee relies on the expertise and knowledge of management and the Independent Auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The Independent Auditor is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures and controls.

SM&A
AUDIT COMMITTEE RESPONSIBILITIES CALENDAR

WHEN PERFORMED
Audit Committee Meetings
As
	RESPONSIBILITY	Winter	Spring	Summer	Fall	Needed

1.	The Committee will perform such other functions as assigned by law, the Company’s charter or bylaws, or the Board of Directors.					X

2.
The Committee will have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee will have the authority, as it deems necessary or appropriate, to retain independent legal, accounting or other advisors.
X

3.
The Committee will meet quarterly or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.
X

4.	The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), management and the Independent Auditor	X	X	X	X	X

5.
Provide an open avenue of communication between the Independent Auditor, management and the Board of Directors. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.
X

6.	Review and update the Audit Committee Charter and Responsibilities Calendar annually.				X

7.	Provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the Independent Auditor.	X

8.	Include a copy of the Committee charter as an appendix to the proxy statement at least once every three years.					X

9.	Appoint and replace the Independent Auditor and approve the terms on which the Independent Auditor is engaged.	X

10.	Provide oversight of the Independent Auditor and resolve any disagreements between management and the Independent Auditor about financial reporting.	X	X	X	X	X

WHEN PERFORMED
Audit Committee Meetings
As
	RESPONSIBILITY	Winter	Spring	Summer	Fall	Needed

11.
Establish and oversee a policy designating permissible services that the Independent Auditor may perform for the Company and providing for pre-approval of those services by the Committee, subject to the de minimis exceptions permitted under applicable rules.
		X	X	X	X	X

12.
Ensure receipt from the Independent Auditor of a formal written statement delineating all relationships between the Independent Auditor and the Company, consistent with Independence Standards Board No. 1, and actively engage in a dialogue with the Independent Auditor about any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor, and take appropriate action to oversee the independence of the Independent Auditor.
X

13.	Confirm annually the independence of the Independent Auditor and quarterly review the firm’s non-audit services and related fees.			X

14.
Verify the Committee consists of a minimum of three members who are financially literate, including at least one member who has financial sophistication and is a financial expert within the meaning of applicable SEC regulations.
X

15.	Review the independence of each Committee member based on NASDAQ and SEC rules.				X

16.	Inquire of management and the Independent Auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.					X

17.
Review with the Independent Auditor and management the audit scope and plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.
		X				X

18.	Consider and review with management and the Independent Auditor:

	a. The Company’s annual assessment of the effectiveness of its internal controls and the Independent Auditor’s attestation and report about the Company’s assessment.(1)	X

(1)	Effective beginning fiscal year 2004.

WHEN PERFORMED
Audit Committee Meetings
As
	RESPONSIBILITY	Winter	Spring	Summer	Fall	Needed

	b. The adequacy of the Company’s internal controls including computerized information system controls and security.	X

	c. Any related significant findings and recommendations of the independent public accountants and internal audit together with management’s responses thereto.	X				X

19.	Review with management any significant changes to GAAP policies or standards.	X	X	X	X	X

20.	Review with management and the Independent Auditor at the completion of the annual audit:

	a. The Company’s annual financial statements and related footnotes.	X				X

	b. The Independent Auditor’s audit of the financial statements and its report thereon.	X				X

	c. Any significant changes required in the Independent Auditor’s audit plan.	X				X

	d. Any serious difficulties or disputes with management encountered during the course of the audit.	X				X

	e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.	X				X

21.	Review with management and the Independent Auditor at least annually the Company’s critical accounting policies.			X		X

22.
Review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company’s business.
X

23.	The Chairman of the Committee will participate in a telephonic meeting among management and the Independent Auditor prior to earnings release.	X	X	X	X

24.	Review the periodic reports of the Company with management and the Independent Auditor prior to filing of the reports with the SEC.	X	X	X	X

25.	In connection with each periodic report of the Company, review:

	a. Management’s disclosure to the Committee and the Independent Auditor under Section 302 of the Sarbanes-Oxley Act.	X	X	X	X

WHEN PERFORMED
Audit Committee Meetings
As
	RESPONSIBILITY	Winter	Spring	Summer	Fall	Needed

b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.

26.
Monitor the appropriate standards adopted as a code of conduct for SM&A. Review with management the results of the review of the Company’s monitoring compliance with such standards and its compliance policies.
					X	X

27.
Develop and oversee procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission of employee concerns regarding accounting or auditing matters
					X	X

28.	Meet with the Independent Auditor in executive session to discuss any matters that the Committee or the Independent Auditor believes should be discussed privately with the Committee.	X	X	X	X

29.	Meet with management in executive sessions to discuss any matters that the Committee or management believes should be discussed privately with the Committee.					X

30.
Provide for appropriate funding, as determined by the Committee, for payment of: (i) compensation to the Independent Auditor in its preparation or issuance of an audit report or performance of other audits, and its review or attestation services for the Company; (ii) compensation to any outside counsel or other experts or consultants employed by the Committee as it determines necessary to carry out its duties; and (iii) other ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties
X

31.	Consider and review with management:

a. Significant findings by the Independent Auditor during the year and management’s responses;

b. Any difficulties encountered in the course of their audit work, including any restrictions on the scope of their work or access to required information;

	c. Any changes required in planned scope of the Independent Auditor’s audit plan.	X	X	X	X	X

32.	Review and discuss with management and the Independent Auditor the Company’s quarterly financial statements.	X	X	X	X

33.	Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies and programs, and reports received from regulators.	X	X	X	X

Appendix G
SM&A
AMENDED COMPENSATION COMMITTEE CHARTER
April 11, 2006
I. ORGANIZATION
     The Compensation Committee (the “Committee”) of SM&A, a California corporation (the “Company”), shall consist of at least two non-employee members of the Board of Directors of the Company (the “Board”) and shall be appointed by the Board with the exact number being determined by the Board. The Committee will serve at the discretion of the Board and will serve during their term as a director subject to earlier resignation or removal by the Board. A “non-employee” Board member shall not be eligible to serve on the Compensation Committee unless he or she can establish to the satisfaction of the Board that he or she:
•	is an “independent director” as determined by the independence criteria of the applicable rules and regulations of The NASDAQ Stock Market, Inc., as amended from time to time, except as may otherwise be permitted by such rules and regulations;

•	is a “non-employee director” as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended; and

•	is an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and any rules or regulations promulgated thereunder.
II. PURPOSE
     The Committee’s primary functions are to discharge, or to assist the Board in discharging, the Board’s responsibilities with respect to all forms of compensation to the Company’s executive officers and other employees, to administer the Company’s current and future equity compensation plans and to produce an annual report on executive compensation for inclusion in the Company’s proxy statement.
III. STATEMENT OF POLICY
     The Compensation Committee shall provide guidance and periodic monitoring for all corporate compensation, benefit, and employee equity programs. Except as set forth herein, the Compensation Committee’s actions will generally relate to overall considerations, policy, and strategy.
     The Compensation Committee shall have sole and exclusive authority to administer the Second Amended and Restated Equity Incentive Plan with respect to the Company’s senior executive officers and employee Board members subject to the short-swing profit restrictions of Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”).
     The Compensation Committee shall have sole and exclusive authority to establish the compensation payable to the Company’s executive officers and employee Board members subject to the short-swing profit restrictions of Section 16, including the adjustment of base salary each year, the implementation and administration of incentive compensation programs for such individuals and the authorization of all awards to such individuals under these incentive programs.
     The Compensation Committee shall approve all perquisites, equity incentive awards and special cash payments made or paid to executive officers and employee Board members subject to the short-swing profit restrictions of Section 16.

     The Compensation Committee shall assist the Board in succession planning for executive officers.
     The Compensation Committee shall perform any other responsibilities from time to time assigned by Board resolution.
IV. RESPONSIBILITIES AND PROCESSES
     The Compensation Committee shall meet with the Chief Executive Officer prior to the start of each fiscal year to discuss the incentive compensation programs to be in effect for such fiscal year.
     At the end of each fiscal year, the Compensation Committee shall meet to review the performance of senior executive officers and employee Board members subject to the short-swing profit restrictions of Section 16 under those programs and award bonuses thereunder. At that time, the Compensation Committee shall also adjust base salary levels for senior executive officers and employee Board members subject to the short-swing profit restrictions of Section 16, and review the overall performance of the Company’s employee benefit plans.
     The Compensation Committee shall also meet as and when necessary to administer the Second Amended and Restated Equity Incentive Plan with respect to executive officers and employee Board members subject to the short-swing profit restrictions of Section 16.
     The Compensation Committee shall convene periodically as necessary to act upon any other matters within its jurisdiction under this charter.
     The Compensation Committee shall conduct and present to the Board an annual performance evaluation of its committee.
     Minutes shall be kept of each meeting of the Compensation Committee and will be provided to each member of the Board of Directors. Any action of the Compensation Committee, other than equity incentive awards under the Second Amended and Restated Equity Incentive Plan to executive officers and employee Board members subject to the short-swing profit restrictions of Section 16, shall be subject to revision, modification or rescission by the Board of Directors.

Appendix H
SM&A
BUSINESS CONDUCT AND ETHICS CODE
Amendment 3
1.0 EFFECTIVE DATE
This policy was adopted 1 September 2003 by the Company’s Board of Directors. The policy was amended by Amendment No. 1 effective 14 April 2005 and Amendment No. 2 effective September 7, 2005. Amendment No. 3 is effective 11 April 2006. This policy supersedes all prior SM&A Business Conduct & Ethics codes. The Board of Directors of SM&A (the “Company”) reserves the right to change the Business Conduct & Ethics Code (the “BC&E Code”) at any time.
2.0 PURPOSE
To provide written standards designed to promote:
a.	Honest and ethical conduct, including the ethical handling of conflicts of interest between personal and professional relationships;

b.	Full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company;

c.	Compliance with applicable governmental laws, rules and regulations;

d.	Prompt internal reporting of violations of the BC&E Code to an appropriate person or persons identified in this BC&E Code; and

e.	Accountability for adherence to the BC&E Code.
3.0 POLICY
We believe in the free enterprise system. We shall consistently treat our customers, employees, shareholders, suppliers and the community with honesty, dignity, fairness and respect. We will conduct our business with the highest ethical standards.
3.1 Reporting of Risks
The Company is committed to providing quality services that meet or exceed the expectations of our customers. Deficiencies that put the financial security of the Company at risk or, more importantly, threaten the physical well-being of any person, should be reported immediately to management.
3.2 Promoting Health and Safety
The health and safety of the Company’s employees is of utmost importance. Our work processes and policies are designed to minimize risk. We all must routinely review and improve workplace conditions to ensure a safe and healthful workplace and report unsafe working conditions to supervisors and management.
3.3 Equal Opportunity and Diversity
We value and respect the diversity of our employees, officers, directors, suppliers, customers and communities. The Company is committed to providing equal opportunity in all of our employment and purchasing practices. Only in valuing diversity and committing to equal opportunity practices will we be able to fully utilize the human and business resources available to us in our pursuit of customer satisfaction. At the same time, we believe that by valuing diversity we enable all to fully realize their potential. We are committed to providing a workplace that is free of harassment or any other behavior that diminishes a person’s integrity and self-esteem. Harassment, in any form or degree, will not be tolerated.
3.4 Protecting the Environment
We respect the needs and concerns of the communities in which we live and work. This is exemplified in the Company’s long tradition of caring about the quality of the environment. Our services reflect this concern and our belief that what is good for the environment is good for the Company. Sound waste management and source reduction practices, recycling and energy conservation are legal, ethical, and business requirements.

3.5 Protecting Employee Privacy
The Company is committed to providing privacy protection of employee data maintained by the Company. Employee data will be used for the sole purpose of supporting company operations and providing employee benefits. The Company will comply with all local data protection regulations.
The Company has put safeguards in place to ensure that personal data is protected from unauthorized access and disclosure, including limiting access to such data only to those employees with a legitimate business purpose. All employees are responsible for ensuring compliance with this employee privacy policy.
3.6 Protecting the Company’s Information
Protecting information about the Company’s services, activities, performance or plans is critical to the Company’s competitive position and reputation. Good judgment is needed to determine what information can or cannot be disclosed to others. Should there be any question as to whether certain information is confidential, employees should consult their supervisor. To limit the potential for important information being used improperly, employees should use “need to know” guidelines even with other employees of the Company.
The use of confidential Company information for the personal gain of an employee, officer, director or anyone else is contrary to the Company’s policies and, in many cases unlawful. Confidential information includes all nonpublic information that might be of use to competitors, or harmful to the Company or its customers, if disclosed.
Buying or selling of the Company’s stock based on material nonpublic information is also prohibited. It is unlawful to communicate this information to other persons who may trade in our stock. Material information is defined, as anything a prudent investor should know before investing in a company. This type of information includes, but is not limited to, financial results, new contracts and acquisition plans that have not already been disclosed to the public.
3.7 Avoiding Conflicts of Interest
The best interests of the Company are expected to be foremost in the minds of our employees, officers and directors as they perform their duties. When we become employees of the Company, and receive pay and benefits, we make this commitment. It is wrong to seek any other economic gain by virtue of being an employee, officer or director of the Company. Giving or receiving anything of enough value to influence sound business judgment is prohibited. This also applies to family, friends and business associates. In addition, discussions of future employment with government officials with whom the Company seeks to do business must be approved in advance.
The Company trusts its employees, officers and directors with information about Company activities and with Company funds and property. Use of any of these in a way that conflicts with Company interests is strictly prohibited. Situations or arrangements that may conflict with Company interests must be approved in advance by the employee’s respective business group Vice President. We must also take care that our actions cannot be perceived as serving other interests. While mutually beneficial relationships with customers and suppliers are encouraged, we should avoid situations that offer the potential for problems. Examples include having a significant stake in, or serving as a director of, a firm that sells to or purchases from the Company. Employees should also not work for a customer or a supplier. All these examples apply to involvement with our competitors as well.
The extension of loans or credit guarantees to or for the personal benefit of directors, officers and employees shall be prohibited except as permitted by law and the listing standards of any exchange or quotation system on which the Company’s shares are listed.
3.8 Proper Use of Company Funds
Employees are personally accountable for any form of Company funds such as credit cards, cash and checks. Those who authorize the use of funds must ensure that the Company has received proper value in return. The Company may be obligated to notify appropriate civil authorities should funds be used for any improper or illegal purpose and will take appropriate disciplinary action in any event.

3.9 Proper Use of Company Information and Company Property
The Company trusts its employees with information about Company activities and with Company property. Use of these in a way that conflicts with Company interests, or in any manner that may reasonably be considered offensive or disruptive to another employee, is strictly prohibited.
3.10 Appropriate Use of E-Mail, Internet and Other Computing Resources
Electronic commerce, electronic mail, and other Internet-related systems are intended to be used for Company business. Additionally, all information on Company computer systems, including electronic mail, is the property of the Company. Therefore, to ensure that computing resources are used in accordance with expectations, management may inspect and disclose the contents of electronic messages if such inspection and disclosure is made for legitimate business purposes or as necessary to protect the rights and property of the Company. The Company is careful to ensure that all employees, customers, suppliers, and the public in general, are treated with dignity and respect. Use of computing resources to offend or harass others is prohibited. Employees, who use the Internet to access sites that contain offensive materials related to sex, race, or other protected categories, or who otherwise violate these prohibitions, will be subject to discharge.
3.11 Integrity of Recordkeeping/Accounting
The Company documents a wide range of its activities. The integrity of these records is relied upon to make important business decisions and take actions. Therefore, it is essential that all records are accurate and complete. This responsibility prohibits false or misleading entries regarding both the amount and purpose of transactions. Some examples include vouchers, bills, financial data, expense reports and performance records.
Employees, officers, and directors should report any concerns regarding questionable accounting or auditing matters to the Audit Committee by calling the Business Conduct Line. The Business Conduct Line is a dedicated, toll-free telephone line that is available to you 24 hours a day, 7 days a week, 365 days a year. Your call is directed to SM&A’s Audit Committee Chairman. All calls to the Business Conduct Line will be anonymous, unless the person reporting the occurrence chooses to provide his/her name. The toll-free telephone number is 1 + (888) 762-9467 extension 401.
3.12 Political/Governmental and Non-Governmental Contributions
Within the U.S., no contribution of funds or services is to be made to, or on behalf of, any political organization or candidate by the Company or any of our subsidiary companies without advance approval of the Board of Directors. Within the U.S., offering anything of value, directly or indirectly, to government officials in connection with their government duties is prohibited, including gifts or other things of value offered to their family members. Throughout the world, direct or indirect contributions to any government officials (including their representatives or family members) that are intended to gain preferential treatment for our company are always prohibited.
The Company recognizes that in some countries outside the U.S. it is legal and customary for companies to make certain contributions to political parties and government officials. Nevertheless, no such contributions or payments can be made by the Company or its subsidiaries, employees, officers, directors or agents with the intent to obtain or retain business.
3.13 Rule of Law
Any employee, officer or director involved in court or other similar proceedings arising out of his or her employment with, or service to, the Company shall abide by the rules of that forum, cooperate with the orders of that forum, and not in any way commit perjury or obstruction of justice.
3.14 Defense Security
Some of our employees have security clearances. Strict care must be taken to comply with the laws on the protection and disclosure of classified information relating to such businesses. All visits to certain hostile countries, or meetings with their officials anywhere, must be formally reported to the Company’s facility security manager.

3.15 Antitrust
Planning or acting together with any competitor to fix prices or to agree about the nature, extent or means of competition in any market is against company policy and in violation of antitrust laws. Antitrust laws may also in some circumstances prohibit agreements to boycott, to allocate products, territories, or markets, and to limit the production or sale of products. Using illegal or unethical means to obtain competitive information or gain a competitive advantage over a competitor is prohibited.
3.16 International Business
There are several laws that restrict where we can do business, what information or products we can supply to certain countries and what information we can provide to a foreign government (e.g. boycott-related requests or U.S. national security concerns). For these reasons, business entry into any new foreign country must comply with these restrictions.
3.17 Corporate Opportunities
Directors and employees are prohibited from taking opportunities that are discovered through the use of Company property, information or position, or using Company property, information or position for personal gain. Directors and employees have a duty to the Company to advance its legitimate interest when the opportunity to do so arises.
3.18 Waiver of the Code
Any waiver of this Code may be made only by the independent directors on the Board of Directors, or by an authorized committee of the Board of Directors comprised solely of independent directors and will be disclosed as required by law, the regulations of the Securities and Exchange Commission, or the rules and listing standards of any national securities exchange on which the Company’s securities may be listed.
3.19 Responsibilities
Each employee, officer and director of the Company is expected to carry out his or her work in accordance with the BC&E Code of the Company. Further, all employees are urged to direct any questions or concerns about the Company’s activities or these standards to their supervisors or the human resources department without delay. Any employee who suspects that a violation of the BC&E Code has occurred is obligated to report it, and such employees shall be protected from retaliation. Employees should also be aware that these standards are greater than those that may be required by local law. Adherence to these standards is a condition of employment with the Company. Violations are serious matters and will result in disciplinary action. Managers and supervisors are responsible for distributing copies of the BC&E Code to employees, officer and directors, as well as making them aware of the importance and specific requirements of the policy. The BC&E Code is not all encompassing, and questions about situations not discussed in the BC&E Code should be addressed to the human resources department, or your supervisor.
Senior Financial Officers
The Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or any person performing similar functions must engage in honest and ethical conduct, including the ethical handling of apparent conflicts of interest between personal and professional relationships. These officers must avoid conflicts of interest, including disclosure to the Audit Committee of any material transaction or relationship that reasonably could be expected to give rise to such a conflict.
The Company requires full, fair, accurate, timely, and understandable disclosure in reports, documents and any other public communications made by the Company. In addition, all employees of the Company must maintain compliance with applicable governmental laws, rules and regulations. All violations of the BC&E Code by a principal executive officer, principal financial officer, principal accounting officer or controller, or any person performing similar functions should be reported to the Audit Committee by calling the Business Conduct Line. The Business Conduct Line is a dedicated, toll-free phone line that is available to you 24 hours a day, 7 days a week, 365 days a year. Your call is directed to SM&A’s Audit Committee Chairman. All calls to the Business Conduct Line will be anonymous, unless the person reporting the occurrence chooses to provide his/her name.
Business Conduct Line: 1 + (888) 762-9467 extension 401
ADHERENCE TO THESE STANDARDS IS A CONDITION OF EMPLOYMENT WITH THE COMPANY. VIOLATIONS ARE SERIOUS MATTERS AND WILL RESULT IN DISCIPLINARY ACTION UP TO AND INCLUDING TERMINATION.

SM&A 4695 MACARTHUR COURT - 8TH FLOOR ATTN: ROBIN BRITZMAN NEWPORT BEACH, CA 92660
VOTE BY INTERNET - www.proxyvote.com
 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by SM&A, in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
VOTE BY PHONE - 1-800-690-6903
 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
 Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to SM&A, , c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	SMANA1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SM&A

Vote on Directors

1.	ELECTION OF DIRECTORS
Director Nominees:			For All	Withhold All	For All Except	To Withhold Authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line below.
	(01) William C. Bowes	(05) Joseph B. Reagan
	(02) Dwight L. Hanger	(06) Robert Rodin
	(03)J.Christopher Lewis	(07) John P. Stenbit	☐	☐	☐
	(04) Steven S. Myers	(08) Robert J. Untracht

Vote on Proposals		For	Against	Abstain

2.	APPROVAL OF AMENDMENT to the Amended & Restated Employee Stock Purchase Plan.	☐	☐	☐

3.	APPROVAL OF THE REINCORPORATION from California to Delaware.	☐	☐	☐

4.	RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP as the Independent Auditors of SM&A for the year ending December 31, 2006.	☐	☐	☐

5.	OTHER BUSINESS To act upon all other matters that properly come before the meeting.

PLEASE DATE, SIGN, MAIL AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears herein. If the stock is registered in the name of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and Corporate officers should add their titles.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 6, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned appoints Steven S. Myers and Steve D. Handy, and each of them, with full power of substitution, to vote all shares of Common Stock of any class of SM&A held of record by the undersigned as of April 7, 2006, at the Annual Meeting of Shareholders of SM&A to be held at the Company’s Corporate Headquarters, 4695 MacArthur Court, 9th Floor, MacArthur Boulevard, Newport Beach, California, on Tuesday, June 6, 2006 at 10:00AM local time, and at all adjournments thereof, upon the following matters, which are described in SM&A’s Proxy Statement for the Annual Meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF ANY NOMINEE NAMED ON THE REVERSE SIDE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON WHO MAY BE NOMINATED.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
(i)	“FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS;

(ii)	“FOR” APPROVAL OF THE AMENDMENT TO THE AMENDED & RESTATED EMPLOYEE STOCK PURCHASE PLAN;

(iii)	“FOR” APPROVAL OF THE REINCORPORATION FROM CALIFORNIA TO DELAWARE;

(iv)	“FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.
THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED.
IF NO DIRECTION IS MADE, IT WILL BE VOTED
(i)	“FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS;

(ii)	“FOR” APPROVAL OF THE AMENDMENT TO THE AMENDED & RESTATED EMPLOYEE STOCK PURCHASE PLAN;

(iii)	“FOR” APPROVAL OF THE REINCORPORATION FROM CALIFORNIA TO DELAWARE;

(iv)	“FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.
PLEASE SIGN AND DATE ON REVERSE SIDE